UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22472

(Investment Company Act File Number)

RiverNorth Opportunities Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1000

Denver, CO 80203

(Address of Principal Executive Offices)

Sareena Khwaja-Dixon

RiverNorth Opportunities Fund, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

(303) 623-2577

(Registrant’s Telephone Number)

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2021

Item 1.	Reports to Shareholders.

(a)

OPPORTUNISTIC INVESTMENT STRATEGIES

Annual Report

RIVERNORTH OPPORTUNITIES FUND, INC.

(RIV)

Investment Sub-Adviser: RiverNorth Capital Management, LLC 325 N. LaSalle Street, Suite 645 Chicago, IL 60654

RiverNorth Opportunities Fund, Inc.	Table of Contents

RiverNorth Opportunities Fund, Inc.	Performance Overview

July 31, 2021 (Unaudited)

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

RiverNorth Opportunities Fund, Inc.’s (the “Fund”) investment objective is total return consisting of capital appreciation and current income.

The Fund seeks to achieve its investment objective by pursuing a tactical asset allocation strategy and opportunistically investing under normal circumstances in closed-end funds (“CEF”), exchange-traded funds (“ETFs”), business development companies (“BDCs”) and special purpose acquisition companies (“SPACs” and collectively, “Underlying Funds”).

RiverNorth Capital Management, LLC (the “Subadviser”) has the flexibility to change the Fund’s asset allocation based on its ongoing analysis of the equity, fixed income and alternative asset markets. The Subadviser considers various quantitative and qualitative factors relating to the domestic and foreign securities markets and economies when making asset allocation and security selection decisions. While the Subadviser continuously evaluates these factors, material shifts in the Fund’s asset class exposures will typically take place over longer periods of time.

PERFORMANCE OVERVIEW

For the twelve-month period ended July 31, 2021, the Fund returned 30.09% on a net asset value (“NAV”) basis and 39.94% on a market price basis. The S&P 500 Total Return Index returned 36.45% during the same period. The All Closed-end Fund Index(1) return was 19.46% on a NAV basis and 28.99% on a price basis over the twelve-month period.

The Fund benefitted from strong CEF NAV performance combined with significant discount narrowing. The average discount of the Fund’s CEF holdings narrowed from 14.09% to 7.12% over the period. Several of the Fund’s holdings announced/completed corporate actions such as tender offers or liquidations, which positively impacted performance. We believe the combination of low interest rates, attractive distribution yields, and strong past performance can be a catalyst to drive CEF discounts narrower (and/or premiums higher). The Fund’s holdings in SPACs and BDCs also contributed positively to performance. After a record run of issuance ending in February 2021, the SPAC market has recently cooled. This provides opportunity in both the primary (new issue) and secondary markets. In our view, the performance of the SPAC market in 2020 and early 2021 was an aberration and we are now back to a more normal state. We believe the asset class offers a unique and asymmetric return profile. In general, we look to purchase SPAC units at the IPO price or better. The team favors units with strong sponsorship and/or attractive terms. The units we purchase are then split into common stock and warrant. With time, the common stock will be sold back to the issuer (via the tender offer) or into the secondary market, if the price is higher. The warrants may be retained after the consummation of a merger creating the potential for further upside. The Fund also allocates a portion of its assets to Investment Company Debt (debt securities issued by BDCs and CEFs that are used to lever their portfolios) (“ICD”). Even though ICD yields have come in considerably since March 2020, in our view this paper offers attractive yields relative to investment-grade corporate debt with a lower probability of loss from default.

The main detractor from NAV performance was the Fund’s hedging through taking short positions in US equity and credit focused ETFs, as both sectors posted positive returns over the period.

2	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Performance Overview

July 31, 2021 (Unaudited)

(1)	All Closed-End Fund Index

Discounts are based on Morningstar, Inc. un-weighted closed-end fund indexes, which are equal-weighted averages of all of the closed-end funds assigned to the categories below:

- All CEFs: all CEFs in the Morningstar domestic CEF universe.

PERFORMANCE as of July 31, 2021

	CUMULATIVE	AVERAGE ANNUAL
TOTAL RETURNS(1)	6 Months	1 Year	3 Year	5 Year	Since Inception(2)
RiverNorth Opportunities Fund, Inc. -NAV(3)	9.59%	30.09%	9.87%	9.12%	10.66%
RiverNorth Opportunities Fund, Inc. - Market Price(4)	14.68%	39.94%	12.24%	12.05%	11.39%
S&P 500® Total Return Index	19.19%	36.45%	18.16%	17.35%	16.67%

(1)     Total returns assume reinvestment of all distributions.

(2)     The Fund commenced operations on December 24, 2015.

(3)     Performance returns are net of management fees and other Fund expenses.

(4)     Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (855) 830-1222 or by visiting www.rivernorthcef.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

DISTRIBUTION TO COMMON STOCKHOLDERS

The Fund intends to make regular monthly distributions to stockholders at a constant and fixed (but not guaranteed) rate that is reset annually to a rate equal to a percentage of the average of the Fund’s NAV per share as reported for the final five trading days of the preceding calendar year. The Board of Directors approve the distribution and may adjust it from time to time. The monthly distribution amount paid from August 1, 2020 to December 31, 2020 was $0.18 per share and the Fund paid $0.17 per share monthly between January 1, 2021 and July 31, 2021. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income.

Total annual expense ratio as a percentage of net assets attributable to common shares as of July 31, 2021, is 1.45% (excluding dividend expense and line of credit expense). Including dividend expense and line of credit expense, the expense ratio is 1.91%.

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. The Fund now trades only in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker and additional charges or commissions will apply. The share price of a closed-end fund is based on the market’s value.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. The actual

Annual Report | July 31, 2021	3

RiverNorth Opportunities Fund, Inc.	Performance Overview

July 31, 2021 (Unaudited)

amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

S&P 500® Total Return Index – A market value weighted index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. This index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. This index reflects the effects of dividend reinvestment.

Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges.

An investor cannot invest directly in an index.

ALPS Advisors, Inc. is the investment adviser to the Fund.

RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth Capital Management, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

Secondary market support provided to the Fund by ALPS Advisors, Inc.’s affiliate, ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at NAV or the closing market price (NYSE: RIV) of $19.40 on December 24, 2015, and tracking its progress through July 31, 2021.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

4	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Performance Overview

July 31, 2021 (Unaudited)

ASSET ALLOCATION as of July 31, 2021^

^	Holdings are subject to change.
*	Represents securities sold short.

Percentages are based on total net assets of the Fund.

TOP TEN HOLDINGS* as of July 31, 2021

% of Net Assets **
Pershing Square Holdings Ltd.	4.96%
Saba Capital Income & Opportunities Fund	4.65%
Eaton Vance Senior Income Trust	3.58%
PIMCO Energy & Tactical Credit Opportunities Fund	3.20%
Invesco Senior Income Trust	3.16%
Nuveen High Income November 2021 Target Term Fund	3.11%
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	3.03%
Eaton Vance Floating-Rate Income Trust	2.95%
Sprott Physical Gold and Silver Trust	2.77%
First Trust Senior Floating Rate 2022 Target Term Fund	2.74%
34.15%

*	Holdings are subject to change and exclude cash equivalents. Only long positions are listed.
**	Percentages are based on total net assets, including securities sold short.

Annual Report | July 31, 2021	5

RiverNorth Opportunities Fund, Inc.	Statement of Investments
July 31, 2021

Description	Shares	Value (Note 2)
CLOSED-END FUNDS - COMMON SHARES (59.95%)
Aberdeen Emerging Markets Equity Income Fund, Inc.	396,945	$3,453,422
Barings Corporate Investors	200,266	3,044,043
Barings Participation Investors	149,305	2,040,999
Blackrock Science & Technology Trust	97,383	5,229,467
BrandywineGLOBAL - Global Income Opportunities Fund, Inc.	47,208	591,044
Calamos Long/Short Equity & Dynamic Income Trust(a)	235,902	4,743,989
DTF Tax-Free Income, Inc.	183,963	2,733,690
Eaton Vance Floating-Rate Income Plus Fund(b)	227,905	187,828
Eaton Vance Floating-Rate Income Trust	432,662	6,247,639
Eaton Vance New York Municipal Income Trust	146,006	2,231,483
Eaton Vance Senior Floating-Rate Trust	222,340	3,103,866
Eaton Vance Senior Income Trust	1,135,930	7,588,012
First Eagle Senior Loan Fund(b)	24,060	108,270
First Trust Senior Floating Rate 2022 Target Term Fund	608,853	5,807,910
Gabelli Multimedia Trust, Inc.	4	38
Guggenheim Enhanced Equity Income Fund	417,366	3,714,557
Invesco Dynamic Credit Opportunities Fund	122,681	1,437,821
Invesco Senior Income Trust(a)	1,568,329	6,696,765
Kayne Anderson Midstream/Energy Fund, Inc.	316,040	2,284,969
Miller/Howard High Dividend Fund(a)	560,468	5,627,099
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.(a)	1,034,875	6,405,876
NexPoint Credit Strategies Fund	120,455	1,643,006
Nuveen High Income November 2021 Target Term Fund	702,261	6,594,231
Pershing Square Holdings Ltd.	298,142	10,509,506
PIMCO Energy & Tactical Credit Opportunities Fund(a)	590,333	6,782,926
Pioneer Municipal High Income Fund, Inc.	120,052	1,582,886
Saba Capital Income & Opportunities Fund	2,149,451	9,844,486
Special Opportunities Fund, Inc.	320,791	4,933,766
Sprott Physical Gold and Silver Trust	315,084	5,873,166
Tortoise Energy Infrastructure	17,664	470,039
Tortoise Midstream Energy Fund	53,803	1,521,011
Virtus AllianzGI Convertible & Income Fund II(a)	732,597	3,882,764

TOTAL CLOSED-END FUNDS - COMMON SHARES
(Cost $118,399,305)		126,916,574

BUSINESS DEVELOPMENT COMPANIES - COMMON SHARES (3.95%)
Barings BDC, Inc.	244,481	2,620,836
First Eagle Alternative Capital BDC, Inc.	714,167	3,278,027
Oaktree Specialty Lending Corp.	363,646	2,469,156

TOTAL BUSINESS DEVELOPMENT COMPANIES - COMMON SHARES
(Cost $7,532,698)		8,368,019

See Notes to Financial Statements.
6	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Statement of Investments
July 31, 2021

Description	Shares	Value (Note 2)
BUSINESS DEVELOPMENT COMPANIES - PREFERRED SHARES (0.41%)
XAI Octagon Floating Rate Alternative Income Term Trust, 6.50%, 3/31/2026	33,699	$872,467

TOTAL BUSINESS DEVELOPMENT COMPANIES -PREFERRED SHARES
(Cost $842,093)		872,467

	Principal	Value
Description	Amount/Shares	(Note 2)
BUSINESS DEVELOPMENT COMPANY NOTES (5.35%)
First Eagle Alternative Capital BDC, Inc., 6.13%, 10/30/2023	45,456	1,161,719
First Eagle Alternative Capital BDC, Inc., 5.00%, 5/25/2026	130,418	3,365,436
Oxford Square Capital Corp., 6.50%, 3/30/2024	117,106	2,960,440
PennantPark Floating Rate Capital, Ltd., 4.25%, 4/1/2026	$2,690,000	2,724,485
PennantPark Investment Corp., 5.50%, 10/15/2024	30,781	779,067
WhiteHorse Finance, Inc., 6.50%, 11/30/2025	13,169	338,970

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $10,820,101)		11,330,117

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
CONVERTIBLE CORPORATE BONDS (2.17%)
BlackRock Capital Investment Corp.	5.000%	06/15/22	$1,760,565	1,783,247
BlackRock TCP Capital Corp.	4.625%	03/01/22	699,500	716,148
Goldman Sachs BDC, Inc.	4.500%	04/01/22	500,000	512,500
New Mountain Finance Corp.	5.750%	08/15/23	1,493,450	1,579,398

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $4,184,853)				4,591,293

CORPORATE BONDS (0.37%)
Business Development Corp. of America(c)	4.850%	12/15/24	725,000	772,793

TOTAL CORPORATE BONDS
(Cost $725,000)				772,793

Description	Shares	Value (Note 2)
SPECIAL PURPOSE ACQUISITION COMPANIES - COMMON SHARES (21.93%)(d)
26 Capital Acquisition Corp.	6,045	58,818
7GC & Co. Holdings, Inc.	2,490	24,209
890 5th Avenue Partners, Inc.	4,928	48,837
ABG Acquisition Corp. I	1,698	16,488
Accelerate Acquisition Corp.	27,091	261,970
Ace Global Business Acquisition, Ltd.	23,244	243,830
Ackrell Spac Partners I Co.	26,282	268,865

See Notes to Financial Statements.
Annual Report | July 31, 2021	7

RiverNorth Opportunities Fund, Inc.	Statement of Investments
July 31, 2021

Description	Shares	Value (Note 2)
Adit EdTech Acquisition Corp.	28,640	$277,522
Advanced Merger Partners, Inc.	634	6,184
AF Acquisition Corp.	41,970	416,133
African Gold Acquisition Corp.	427	4,135
Agba Acquisition, Ltd.	30,883	332,301
Aldel Financial, Inc.	41,463	414,215
Alkuri Global Acquisition Corp.	4,342	42,813
Altimar Acquisition Corp. II	173	1,702
Altitude Acquisition Corp.	5,136	50,384
American Acquisition Opportunity, Inc.	27,091	267,118
America’s Technology Acquisition Corp.	18,891	188,721
Amplitude Healthcare Acquisition Corp.	47,778	473,480
Apollo Strategic Growth Capital	30,336	296,383
Archimedes Tech SPAC Partners Co.	54,093	538,766
Aries I Acquisition Corp.	30,184	307,877
Artisan Acquisition Corp.	23,946	239,580
Astrea Acquisition Corp.	10,063	97,209
Athlon Acquisition Corp.	54,212	527,483
Atlantic Avenue Acquisition Corp.	33,230	322,996
Atlas Crest Investment Corp. II	4,193	40,672
Austerlitz Acquisition Corp. I	44,509	440,639
Austerlitz Acquisition Corp. II	49,365	486,647
Authentic Equity Acquisition Corp.	2,418	23,527
B Riley Principal 150 Merger Corp.	1,271	12,329
B Riley Principal 250 Merger Corp.	2,380	23,705
Benessere Capital Acquisition Corp.	37,712	377,497
Better World Acquisition Corp.	29,581	296,697
Big Cypress Acquisition Corp.	24,642	244,202
Big Sky Growth Partners, Inc.	23,844	237,725
Biotech Acquisition Co.	47,978	483,254
Bison Capital Acquisition Corp.	17,396	170,655
Blue Safari Group Acquisition Corp.	49,546	502,396
Blue Water Acquisition Corp.	31,486	319,898
BlueRiver Acquisition Corp.	173	1,677
Breeze Holdings Acquisition Corp.	21,512	215,765
Bright Lights Acquisition Corp.	11,235	109,542
Brilliant Acquisition Corp.	11,614	116,605
Brookline Capital Acquisition Corp.	1	10
Build Acquisition Corp.	27,078	261,303
Burgundy Technology Acquisition Corp.	25,350	249,951
CA Healthcare Acquisition Corp.	1,736	17,134
Capstar Special Purpose Acquisition Corp.	3,882	38,082
Cartesian Growth Corp.	4,240	40,916
CC Neuberger Principal Holdings II, Class A	31,700	310,662
CC Neuberger Principal Holdings III	9,338	91,093
CF Acquisition Corp. IV	2,490	24,228

See Notes to Financial Statements.
8	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Statement of Investments
July 31, 2021

Description	Shares	Value (Note 2)
CF Acquisition Corp. V	4,349	$44,142
CF Acquisition Corp. VI	1,695	16,459
CF Acquisition Corp. VIII	27,074	267,898
CF Finance Acquisition Corp. III	4,542	45,738
Chardan Healthcare Acquisition 2 Corp.	29,794	296,152
Churchill Capital Corp. VI	49,545	503,336
Churchill Capital Corp. VII	45,420	443,753
Clarim Acquisition Corp.	3,479	33,747
Class Acceleration Corp.	6,045	58,456
Colicity, Inc.	1,709	16,578
Colombier Acquisition Corp.	42,080	417,434
Concord Acquisition Corp.	11,517	116,783
Corazon Capital V838 Monoceros Corp.	19,198	192,556
Corner Growth Acquisition Corp.	6,261	60,857
COVA Acquisition Corp.	4,342	41,944
Cyxtera Technologies, Inc.	19,242	182,607
D & Z Media Acquisition Corp.	1,062	10,285
Data Knights Acquisition Corp.	35,695	372,477
DD3 Acquisition Corp. II	30,713	304,366
Deep Lake Capital Acquisition Corp.	246	2,384
Delwinds Insurance Acquisition Corp.	41,411	421,150
DHC Acquisition Corp.	17,065	165,872
DiamondHead Holdings Corp.	212	2,056
DILA Capital Acquisition Corp.	50,541	510,717
Dune Acquisition Corp.	18,959	184,851
East Resources Acquisition Co.	27,990	273,182
East Stone Acquisition Corp.	41,399	418,130
Edify Acquisition Corp.	28,306	273,719
EdtechX Holdings Acquisition Corp. II	12,607	125,440
EJF Acquisition Corp.	4,258	41,260
Empowerment & Inclusion Capital I Corp.	13,658	133,302
EQ Health Acquisition Corp.	4,349	41,947
Eucrates Biomedical Acquisition Corp.	24,174	235,455
European Sustainable Growth Acquisition Corp.	2,153	21,089
Far Peak Acquisition Corp.	37,841	376,141
Fast Acquisition Corp. II	3	30
FAST Acquisition Corp. II	27,116	264,652
Fintech Evolution Acquisition Group	1,706	16,515
Flame Acquisition Corp.	4,258	41,175
Foresight Acquisition Corp.	8,448	83,297
Fortistar Sustainable Solutions Corp.	8,683	84,052
Fortress Value Acquisition Corp. III	6,182	60,275
FoxWayne Enterprises Acquisition Corp.	12,095	118,289
FS Development Corp. II	849	8,397
FTAC Athena Acquisition Corp.	1,689	16,578
Fusion Acquisition Corp.	5,316	52,788

See Notes to Financial Statements.
Annual Report | July 31, 2021	9

RiverNorth Opportunities Fund, Inc.	Statement of Investments
July 31, 2021

Description	Shares	Value (Note 2)
Fusion Acquisition Corp. II	8,540	$82,668
G Squared Ascend II, Inc.	25,270	252,700
Galileo Acquisition Corp.	9,373	93,730
Genesis Park Acquisition Corp.	21,842	219,294
GigCapital4, Inc.	12,658	127,972
GigInternational1, Inc.	48,296	496,966
Glass Houses Acquisition Corp.	3,999	40,750
Global Consumer Acquisition Corp.	24,752	246,901
Global SPAC Partners Co.	40,780	404,130
Globis Acquisition Corp.	37,823	377,284
Golden Falcon Acquisition Corp.	2,529	24,557
Goldenbridge Acquisition, Ltd.	29,011	283,728
Good Works Acquisition Corp.	11,977	118,812
Gores Holdings VII, Inc.	11,060	108,941
Gores Metropoulos II, Inc.	4,033	39,677
Graf Acquisition Corp. IV	48,324	479,132
Greenrose Acquisition Corp.	74,128	741,280
Growth Capital Acquisition Corp.	21,746	211,589
Healthcare Capital Corp.	6,045	59,423
Healthcare Services Acquisition Corp.	1,866	18,044
HealthCor Catalio Acquisition Corp.	1,736	17,169
Hennessy Capital Investment Corp. V	28,423	283,947
IG Acquisition Corp.	30,762	299,930
Ignyte Acquisition Corp.	3,466	33,308
Industrial Tech Acquisitions, Inc.	33,034	330,340
InterPrivate II Acquisition Corp.	4,801	46,652
InterPrivate III Financial Partners, Inc.	5,336	51,759
Isleworth Healthcare Acquisition Corp.	39,372	384,271
Isos Acquisition Corp.	25,629	251,250
ITHAX Acquisition Corp.	4,332	41,836
Jack Creek Investment Corp.	9,700	94,187
Jaws Mustang Acquisition Corp.	44,988	439,533
Kadem Sustainable Impact Corp.	27,306	272,241
Kairos Acquisition Corp.	9,996	96,561
Khosla Ventures Acquisition Co. III	16,886	167,509
Kingswood Acquisition Corp.	20,079	202,097
KINS Technology Group, Inc.	12,594	124,429
KKR Acquisition Holdings I Corp.	28,335	274,780
KL Acquisition Corp.	1,406	13,681
KludeIn I Acquisition Corp.	8,545	83,314
L&F Acquisition Corp.	18,120	180,475
Lakeshore Acquisition I Corp.	20,161	205,642
Legato Merger Corp.	7,257	73,876
Lifesci Acquisition II Corp.	8,031	79,507
LightJump Acquisition Corp.	28,126	275,354
Lionheart Acquisition Corp. II	33,322	326,222

See Notes to Financial Statements.
10	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Statement of Investments
July 31, 2021

Description	Shares	Value (Note 2)
LIV Capital Acquisition Corp.	46,360	$464,991
Live Oak Acquisition Corp. II	12,590	125,775
LMF Acquisition Opportunities, Inc.	31,863	312,136
Locust Walk Acquisition Corp.	7,031	69,467
Longview Acquisition Corp. II	4,025	39,461
Malacca Straits Acquisition Co., Ltd.	11,182	110,702
Maquia Capital Acquisition Corp.	47,248	477,441
Marlin Technology Corp.	2,468	23,965
MCAP Acquisition Corp.	4,270	42,074
MDH Acquisition Corp.	16,913	166,086
Medicus Sciences Acquisition Corp.	8,473	81,426
Merida Merger Corp. I	61,365	613,036
Model Performance Acquisition Corp.	40,612	437,391
Montes Archimedes Acquisition Corp.	12,286	121,754
Monument Circle Acquisition Corp.	2,448	23,749
Moringa Acquisition Corp.	5,095	49,142
Mountain Crest Acquisition Corp. II	34,613	343,364
Mountain Crest Acquisition Corp. III	48,112	496,035
New Vista Acquisition Corp.	169	1,633
Newbury Street Acquisition Corp.	42,162	407,285
NextGen Acquisition Corp.	12,285	122,359
NextGen Acquisition Corp. II	27,222	276,848
Noble Rock Acquisition Corp.	12,685	123,045
Nocturne Acquisition Corp.	36,206	357,024
North Atlantic Acquisition Corp.	10,769	104,675
Novus Capital Corp. II	1,677	16,228
OceanTech Acquisitions I Corp.	48,836	502,522
Omega Alpha SPAC	280	2,750
Omnichannel Acquisition Corp.	20,080	197,788
Orion Biotech Opportunities Corp.	42,045	418,768
Osiris Acquisition Corp.	47,892	478,920
Oyster Enterprises Acquisition Corp.	18,143	176,159
Pathfinder Acquisition Corp.	169	1,676
Periphas Capital Partnering Corp.	10,140	244,881
Petra Acquisition, Inc.	29,221	292,502
Pivotal Investment Corp. III	168	1,626
Post Holdings Partnering Corp.	12,161	123,966
Power & Digital Infrastructure Acquisition Corp.	844	8,273
Priveterra Acquisition Corp.	6,751	64,967
Progress Acquisition Corp.	8,439	82,070
Property Solutions Acquisition Corp. II	60,171	580,651
PropTech Investment Corp. II	12,488	121,883
Prospector Capital Corp.	1,406	13,578
PTK Acquisition Corp.	32,769	324,413
Quantum FinTech Acquisition Corp.	30,397	296,523
Recharge Acquisition Corp.	15,381	151,349

See Notes to Financial Statements.
Annual Report | July 31, 2021	11

RiverNorth Opportunities Fund, Inc.	Statement of Investments
July 31, 2021

Description	Shares	Value (Note 2)
RedBall Acquisition Corp.	19,827	$193,908
RMG Acquisition Corp. III	347	3,408
Sandbridge X2 Corp.	17,371	168,933
ScION Tech Growth I	6,261	61,045
ScION Tech Growth II	40,699	393,967
Senior Connect Acquisition Corp. I	48,836	490,802
Seven Oaks Acquisition Corp.	36,908	365,020
Silver Spike Acquisition Corp. II	6,761	65,531
Soaring Eagle Acquisition Corp.	44,683	441,022
Spartan Acquisition Corp. III, Class A	19,528	192,351
SPK Acquisition Corp.	46,987	479,267
Sports Entertainment Acquisition Corp.	31,852	315,335
SportsTek Acquisition Corp.	12,737	122,912
Star Peak Corp. II	2,499	24,678
Sustainable Development Acquisition I Corp.	2,738	26,586
Sustainable Opportunities Acquisition Corp.	16,120	159,910
SVF Investment Corp.	281	2,740
SVF Investment Corp. 2	268	2,621
SVF Investment Corp. 3	36,465	357,357
Tailwind Acquisition Corp.	13,098	130,980
Tailwind International Acquisition Corp.	3,390	33,680
Tastemaker Acquisition Corp.	33,891	328,404
Tech and Energy Transition Corp.	27,052	269,979
Tekkorp Digital Acquisition Corp.	24,288	235,836
Thayer Ventures Acquisition Corp.	44,511	446,001
Thimble Point Acquisition Corp.	34,160	337,957
Trebia Acquisition Corp.	26,422	261,314
Tuscan Holdings Corp. II	92,638	929,160
Twelve Seas Investment Co. II	6,832	65,997
Union Acquisition Corp. II	10,363	104,666
USHG Acquisition Corp.	851	8,207
VectoIQ Acquisition Corp.	1,404	13,609
Ventoux CCM Acquisition Corp.	35,388	351,049
Venus Acquisition Corp.	16,878	168,186
Vickers Vantage Corp. I	70,219	698,679
Vistas Media Acquisition Co., Inc.	25,796	256,928
Viveon Health Acquisition Corp.	32,618	323,244
Yellowstone Acquisition Co.	24,288	244,094
Yunhong International	49,212	499,502
Z-Work Acquisition Corp.	1,739	16,741

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES - COMMON SHARES
(Cost $45,142,600)		46,424,552

RIGHTS (0.09%)(d)
Agba Acquisition, Ltd., Strike Price $11.50, Expires 12/31/2049	30,883	13,808

See Notes to Financial Statements.
12	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Statement of Investments
July 31, 2021

Description	Shares	Value (Note 2)
Alberton Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	22,730	$11,136
Allegro Merger Corp., Strike Price $11.50, Expires 12/31/2049	24,649	—
Benessere Capital Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	37,712	14,331
Breeze Holdings Acquisition Corp., Strike Price $11.50, Expires 05/25/2027	21,512	5,109
Brilliant Acquisition Corp., Strike Price $11.50, Expires 12/31/2025	11,614	4,954
East Stone Acquisition Corp., Strike Price $11.50, Expires 12/31/2026	41,399	14,904
Gabelli Multimedia Trust, Inc., Strike Price $9.50, Expires 08/26/2021	4	—
Goldenbridge Acquisition, Ltd., Strike Price $0.01, Expires 12/31/2049	29,011	11,024
Greenvision Acquisition Corp., Strike Price $11.50, Expires 10/28/2024	65,740	47,842
Mountain Crest Acquisition Corp. II, Strike Price $0.01, Expires 04/08/2022	34,613	24,918
Ventoux CCM Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	35,388	7,785
Venus Acquisition Corp., Strike Price $11.50, Expires 12/31/2017	16,878	9,789
Viveon Health Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	32,618	7,835
Yunhong International, Strike Price $10.07, Expires 01/31/2027	49,212	19,463

TOTAL RIGHTS
(Cost $125,031)		192,898

WARRANTS (0.75%)(d)
26 Capital Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	3,022	3,143
7GC & Co. Holdings, Inc., Strike Price $11.50, Expires 12/31/2026	1,245	940
890 5th Avenue Partners, Inc., Strike Price $11.50, Expires 12/31/2027	1,642	2,348
Accelerate Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	9,030	11,378
Adit EdTech Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	14,320	8,406
Advanced Merger Partners, Inc., Strike Price $11.50, Expires 06/30/2026	105	130
African Gold Acquisition Corp., Strike Price $11.50, Expires 03/13/2028	318	181

See Notes to Financial Statements.
Annual Report | July 31, 2021	13

RiverNorth Opportunities Fund, Inc.	Statement of Investments
July 31, 2021

Description	Shares	Value (Note 2)
Agba Acquisition, Ltd., Strike Price $11.50, Expires 05/10/2024	30,883	$9,234
Alkuri Global Acquisition Corp., Strike Price $11.50, Expires 01/01/2028	1,085	1,714
Allegro Merger Corp., Strike Price $11.50, Expires 01/07/2025	24,649	—
Altimar Acquisition Corp. II, Strike Price $11.50, Expires 12/31/2027	43	55
Altitude Acquisition Corp., Strike Price $11.50, Expires 11/30/2027	698	544
American Acquisition Opportunity, Inc., Strike Price $11.50, Expires 05/28/2026	13,545	9,739
America’s Technology Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	9,445	6,692
Amplitude Healthcare Acquisition Corp., Strike Price $11.50, Expires 12/01/2026	23,889	25,083
Apollo Strategic Growth Capital, Strike Price $11.50, Expires 10/29/2027	10,112	10,921
Astrea Acquisition Corp., Strike Price $11.50, Expires 01/13/2026	5,031	3,623
Athlon Acquisition Corp., Strike Price $11.50, Expires 03/05/2026	27,106	20,224
Atlantic Avenue Acquisition Corp., Strike Price $11.50, Expires 12/31/2025	16,615	14,953
Austerlitz Acquisition Corp. I, Strike Price $11.50, Expires 02/19/2026	11,127	15,578
Austerlitz Acquisition Corp. II, Strike Price $11.50, Expires 12/31/2027	6,734	8,148
Authentic Equity Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	1,209	921
B Riley Principal 150 Merger Corp., Strike Price $11.50, Expires 03/01/2028	423	508
Benessere Capital Acquisition Corp., Strike Price $0.01, Expires 12/31/2027	28,284	15,983
Better World Acquisition Corp., Strike Price $11.50, Expires 11/15/2027	29,581	27,806
Big Cypress Acquisition Corp., Strike Price $11.50, Expires 12/07/2025	12,321	8,379
Biotech Acquisition Co., Strike Price $11.50, Expires 11/30/2027	2,655	2,389
Bison Capital Acquisition Corp., Strike Price $11.50, Expires 08/31/2027	8,698	10,525
Blue Water Acquisition Corp., Strike Price $11.50, Expires 08/31/2027	31,486	23,614
BlueRiver Acquisition Corp., Strike Price $11.50, Expires 01/04/2026	57	51

See Notes to Financial Statements.
14	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Statement of Investments
July 31, 2021

Description	Shares	Value (Note 2)
Breeze Holdings Acquisition Corp., Strike Price $11.50, Expires 05/25/2027	21,512	$13,553
Bright Lights Acquisition Corp., Strike Price $11.50, Expires 01/01/2028	5,617	5,055
Brilliant Acquisition Corp., Strike Price $11.50, Expires 12/31/2025	6,735	3,704
Build Acquisition Corp., Strike Price $11.50, Expires 04/29/2023	9,026	8,036
Burgundy Technology Acquisition Corp., Strike Price $11.50, Expires 10/05/2025	12,675	10,772
CA Healthcare Acquisition Corp., Strike Price $11.50, Expires 12/25/2025	868	712
Capstar Special Purpose Acquisition Corp., Strike Price $11.50, Expires 07/09/2027	1,941	1,689
Cartesian Growth Corp., Strike Price $11.50, Expires 12/31/2027	1,413	1,272
CC Neuberger Principal Holdings II, Strike Price $11.50, Expires 07/29/2025	7,925	9,510
CC Neuberger Principal Holdings III, Strike Price $11.50, Expires 12/31/2027	1,867	2,166
CF Acquisition Corp. IV, Strike Price $11.50, Expires 12/14/2025	830	847
CF Acquisition Corp. VI, Strike Price $11.50, Expires 02/18/2028	423	491
CF Acquisition Corp. VIII, Strike Price $11.50, Expires 12/31/2027	6,768	8,257
CF Finance Acquisition Corp. III, Strike Price $11.50, Expires 09/30/2027	1,514	2,256
Chardan Healthcare Acquisition 2 Corp., Strike Price $11.50, Expires 03/05/2025	29,794	18,606
Churchill Capital Corp. VI, Strike Price $11.50, Expires 12/31/2027	326	551
Churchill Capital Corp. VII, Strike Price $11.50, Expires 02/29/2028	9,084	10,719
Clarim Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	1,159	997
Class Acceleration Corp., Strike Price $11.50, Expires 03/31/2028	3,022	2,297
Colicity, Inc., Strike Price $11.50, Expires 12/31/2027	341	375
Concord Acquisition Corp., Strike Price $11.50, Expires 11/28/2025	5,758	10,192
Corner Growth Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	2,087	2,317
COVA Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	2,171	1,622

See Notes to Financial Statements.
Annual Report | July 31, 2021	15

RiverNorth Opportunities Fund, Inc.	Statement of Investments
July 31, 2021

Description	Shares	Value (Note 2)
D & Z Media Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	354	$318
DD3 Acquisition Corp. II, Strike Price $11.50, Expires 12/10/2027	15,356	20,731
Deep Lake Capital Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	123	101
DHC Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	5,688	6,513
DiamondHead Holdings Corp., Strike Price $11.50, Expires 01/28/2028	53	58
Dune Acquisition Corp., Strike Price $11.50, Expires 10/29/2027	9,479	7,015
East Resources Acquisition Co., Strike Price $11.50, Expires 07/01/2027	13,995	12,036
Edify Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	14,153	11,322
EdtechX Holdings Acquisition Corp. II, Strike Price $11.50, Expires 06/15/2027	6,303	3,914
EJF Acquisition Corp., Strike Price $11.50, Expires 02/28/2027	1,419	1,225
Empowerment & Inclusion Capital I Corp., Strike Price $11.50, Expires 01/12/2028	6,829	5,394
Ensysce Biosciences, Inc., Strike Price $11.50, Expires 02/01/2026	28,414	22,234
EQ Health Acquisition Corp., Strike Price $11.50, Expires 02/02/2028	2,174	1,554
Eucrates Biomedical Acquisition Corp., Strike Price $11.50, Expires 12/14/2025	8,058	6,770
European Sustainable Growth Acquisition Corp., Strike Price $11.50, Expires 01/21/2028	1,076	1,313
Evolv Technologies Holdings, Inc., Strike Price $11.50, Expires 07/16/2026	27,277	37,642
Far Peak Acquisition Corp., Strike Price $11.50, Expires 12/07/2025	12,613	23,965
FAST Acquisition Corp. II, Strike Price $11.50, Expires 03/16/2026	6,779	8,406
Fintech Evolution Acquisition Group, Strike Price $11.50, Expires 03/31/2028	568	562
Flame Acquisition Corp., Strike Price $11.50, Expires 12/31/2028	2,129	2,491
Foresight Acquisition Corp., Strike Price $11.50, Expires 01/31/2027	2,816	3,520
Fortistar Sustainable Solutions Corp., Strike Price $11.50, Expires 12/31/2027	4,341	4,384
Fortress Value Acquisition Corp. III, Strike Price $11.50, Expires 12/31/2027	1,236	1,471

See Notes to Financial Statements.
16	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Statement of Investments
July 31, 2021

Description	Shares	Value (Note 2)
FoxWayne Enterprises Acquisition Corp., Strike Price $11.50, Expires 01/12/2026	12,095	$7,257
FTAC Athena Acquisition Corp., Strike Price $11.50, Expires 03/01/2026	422	578
Fusion Acquisition Corp., Strike Price $11.50, Expires 06/01/2027	2,658	3,216
Fusion Acquisition Corp. II, Strike Price $11.50, Expires 12/31/2027	2,846	2,476
Galileo Acquisition Corp., Strike Price $11.50, Expires 10/31/2026	9,373	9,364
Genesis Park Acquisition Corp., Strike Price $11.50, Expires 05/27/2027	10,921	21,842
Global SPAC Partners Co., Strike Price $11.50, Expires 11/30/2027	20,390	11,622
Globis Acquisition Corp., Strike Price $11.50, Expires 11/01/2025	37,823	25,892
Golden Falcon Acquisition Corp., Strike Price $11.50, Expires 11/04/2026	1,264	1,074
Goldenbridge Acquisition, Ltd., Strike Price $11.50, Expires 10/28/2025	29,011	9,225
Good Works Acquisition Corp., Strike Price $11.50, Expires 10/23/2025	5,988	10,060
Gores Metropoulos II, Inc., Strike Price $11.50, Expires 01/31/2028	806	1,136
Greenrose Acquisition Corp., Strike Price $11.50, Expires 05/11/2024	74,128	42,505
Growth Capital Acquisition Corp., Strike Price $11.50, Expires 06/01/2027	10,873	7,501
Healthcare Capital Corp., Strike Price $11.50, Expires 03/08/2025	3,022	2,176
Healthcare Services Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	933	765
Hennessy Capital Investment Corp. V, Strike Price $11.50, Expires 01/11/2026	7,105	10,444
Holley, Inc., Strike Price $11.50, Expires 11/30/2027	4,095	11,835
IG Acquisition Corp., Strike Price $11.50, Expires 10/05/2027	15,381	15,535
Ignyte Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	1,733	1,698
Industrial Tech Acquisitions, Inc., Strike Price $11.50, Expires 06/08/2027	33,034	35,346
InterPrivate II Acquisition Corp., Strike Price $11.50, Expires 12/31/2028	960	1,094
InterPrivate III Financial Partners, Inc., Strike Price $11.50, Expires 12/31/2027	1,067	1,099
Isleworth Healthcare Acquisition Corp., Strike Price $11.50, Expires 08/02/2027	19,686	14,392

See Notes to Financial Statements.
Annual Report | July 31, 2021	17

RiverNorth Opportunities Fund, Inc.	Statement of Investments
July 31, 2021

		Value
Description	Shares	(Note 2)
Isos Acquisition Corp., Strike Price $11.50, Expires 03/01/2026	8,543	$10,679
ITHAX Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	2,166	1,397
Jack Creek Investment Corp., Strike Price $11.50, Expires 12/31/2027	4,850	4,268
Jaws Mustang Acquisition Corp., Strike Price $11.50, Expires 01/30/2026	11,247	13,046
Kairos Acquisition Corp., Strike Price $11.50, Expires 05/01/2027	4,998	3,399
Kingswood Acquisition Corp., Strike Price $11.50, Expires 05/01/2027	15,057	10,442
KINS Technology Group, Inc., Strike Price $11.50, Expires 12/31/2025	6,297	4,912
KKR Acquisition Holdings I Corp., Strike Price $11.50, Expires 12/31/2027	7,083	8,570
KL Acquisition Corp., Strike Price $11.50, Expires 01/12/2028	468	365
KLDiscovery, Inc., Strike Price $11.50, Expires 12/01/2025	6,308	1,615
KludeIn I Acquisition Corp., Strike Price $11.50, Expires 08/07/2027	4,272	3,247
L&F Acquisition Corp., Strike Price $11.50, Expires 05/23/2027	9,060	7,247
Legato Merger Corp., Strike Price $11.50, Expires 12/31/2025	7,257	13,571
LightJump Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	14,063	11,110
Lionheart Acquisition Corp. II, Strike Price $11.50, Expires 02/14/2026	16,661	14,828
LIV Capital Acquisition Corp., Strike Price $11.50, Expires 01/10/2025	46,360	60,732
Live Oak Acquisition Corp. II, Strike Price $11.50, Expires 12/07/2025	4,196	8,770
LMF Acquisition Opportunities, Inc., Strike Price $11.50, Expires 01/31/2027	31,863	17,646
Locust Walk Acquisition Corp., Strike Price $11.50, Expires 12/31/2025	2,343	1,948
Longview Acquisition Corp. II, Strike Price $11.50, Expires 05/10/2026	805	1,151
Malacca Straits Acquisition Co., Ltd., Strike Price $11.50, Expires 06/30/2027	5,591	3,914
Marlin Technology Corp., Strike Price $11.50, Expires 03/05/2026	822	978
MCAP Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	1,423	1,437
MDH Acquisition Corp., Strike Price $11.50, Expires 02/02/2028	8,456	5,920

See Notes to Financial Statements.
18	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Statement of Investments
July 31, 2021

		Value
Description	Shares	(Note 2)
Medicus Sciences Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	941	$1,176
Merida Merger Corp. I, Strike Price $11.50, Expires 11/07/2026	30,682	33,443
Montes Archimedes Acquisition Corp., Strike Price $11.50, Expires 12/31/2025	6,143	8,662
Monument Circle Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	1,224	1,025
Moringa Acquisition Corp., Strike Price $11.50, Expires 02/10/2026	2,547	1,656
New Vista Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	56	59
Newbury Street Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	21,081	15,600
Noble Rock Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	4,228	3,974
Nocturne Acquisition Corp., Strike Price $0.01, Expires 12/29/2025	36,206	16,079
North Atlantic Acquisition Corp., Strike Price $11.50, Expires 10/20/2025	3,589	4,163
Novus Capital Corp. II, Strike Price $11.50, Expires 12/31/2027	559	643
Omnichannel Acquisition Corp., Strike Price $11.50, Expires 12/30/2027	10,040	10,744
OppFi, Inc., Strike Price $11.50, Expires 08/31/2027	13,538	25,858
Owlet, Inc., Strike Price $11.50, Expires 07/15/2026	11,845	15,160
Oyster Enterprises Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	9,071	5,997
Pathfinder Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	33	34
Periphas Capital Partnering Corp., Strike Price $28.75, Expires 12/10/2028	2,535	5,197
Petra Acquisition, Inc., Strike Price $11.50, Expires 05/25/2027	29,221	18,994
Pivotal Investment Corp. III, Strike Price $11.50, Expires 12/31/2027	33	39
Power & Digital Infrastructure Acquisition Corp., Strike Price $11.50, Expires 02/12/2028	211	420
Priveterra Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	2,250	2,205
Progress Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	4,219	2,827
Property Solutions Acquisition Corp. II, Strike Price $11.50, Expires 03/01/2026	15,042	19,855
PropTech Investment Corp. II, Strike Price $11.50, Expires 12/31/2027	4,162	4,204

See Notes to Financial Statements.
Annual Report | July 31, 2021	19

RiverNorth Opportunities Fund, Inc.	Statement of Investments
July 31, 2021

		Value
Description	Shares	(Note 2)
Prospector Capital Corp., Strike Price $11.50, Expires 01/01/2025	468	$412
PTK Acquisition Corp., Strike Price $11.50, Expires 12/31/2025	32,769	14,746
Quantum FinTech Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	30,397	10,183
Recharge Acquisition Corp., Strike Price $11.50, Expires 10/05/2027	7,690	6,081
RedBall Acquisition Corp., Strike Price $11.50, Expires 08/17/2022	6,609	5,948
REE Automotive, Ltd., Strike Price $11.50, Expires 07/22/2026	17,980	22,115
Reservoir Media, Inc., Strike Price $11.50, Expires 09/16/2025	3,151	3,970
RMG Acquisition Corp. III, Strike Price $11.50, Expires 12/31/2027	69	678
Sandbridge X2 Corp., Strike Price $11.50, Expires 12/31/2027	5,790	6,051
ScION Tech Growth I, Strike Price $11.50, Expires 11/01/2025	2,087	2,191
ScION Tech Growth II, Strike Price $11.50, Expires 01/28/2026	13,566	12,112
Seven Oaks Acquisition Corp., Strike Price $11.50, Expires 12/22/2025	18,454	18,454
Silver Spike Acquisition Corp. II, Strike Price $11.50, Expires 02/26/2026	1,690	2,079
Soaring Eagle Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	8,936	20,017
Sports Entertainment Acquisition Corp., Strike Price $11.50, Expires 10/30/2025	15,926	29,304
SportsTek Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	6,368	4,643
Star Peak Corp. II, Strike Price $11.50, Expires 12/24/2025	624	987
Sustainable Development Acquisition I Corp., Strike Price $11.50, Expires 12/31/2028	1,369	1,173
Sustainable Opportunities Acquisition Corp., Strike Price $11.50, Expires 06/26/2025	8,060	10,881
SVF Investment Corp., Strike Price $11.50, Expires 12/31/2027	56	74
Tailwind Acquisition Corp., Strike Price $11.50, Expires 09/07/2027	6,549	6,549
Tastemaker Acquisition Corp., Strike Price $11.50, Expires 01/07/2027	16,945	14,234
Tekkorp Digital Acquisition Corp., Strike Price $11.50, Expires 10/26/2027	12,144	11,537
Thayer Ventures Acquisition Corp., Strike Price $11.50, Expires 01/01/2030	9,455	11,346

See Notes to Financial Statements.
20	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Statement of Investments
July 31, 2021

		Value
Description	Shares	(Note 2)
Thimble Point Acquisition Corp., Strike Price $11.50, Expires 02/04/2026	11,386	$12,183
Tuscan Holdings Corp. II, Strike Price $11.50, Expires 07/16/2025	46,319	52,340
Twelve Seas Investment Co. II, Strike Price $11.50, Expires 07/14/2023	2,277	1,913
Union Acquisition Corp. II, Strike Price $11.50, Expires 04/01/2025	5,982	5,204
USHG Acquisition Corp., Strike Price $11.50, Expires 12/31/2028	283	311
VectoIQ Acquisition Corp. II, Strike Price $11.50, Expires 12/31/2027	280	333
Ventoux CCM Acquisition Corp., Strike Price $11.50, Expires 09/30/2025	35,388	12,984
Venus Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	16,878	5,657
VEW AG, Strike Price $11.50, Expires 02/28/2026	1,048	1,203
Vickers Vantage Corp. I, Strike Price $11.50, Expires 12/31/2027	35,109	21,768
Vistas Media Acquisition Co., Inc., Strike Price $11.50, Expires 08/01/2026	25,796	30,439
Viveon Health Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	32,618	12,522
Yellowstone Acquisition Co., Strike Price $11.50, Expires 10/21/2025	12,144	9,229
Yunhong International, Strike Price $11.50, Expires 01/31/2027	24,606	13,533
Z-Work Acquisition Corp., Strike Price $11.50, Expires 01/04/2026	579	475

TOTAL WARRANTS
(Cost $1,527,968)		1,595,342

	7-Day		Value
Description	Yield	Shares	(Note 2)
SHORT-TERM INVESTMENTS (6.51%)
State Street Institutional Treasury Money Market Fund	0.010%	13,779,286	13,779,286

TOTAL SHORT-TERM INVESTMENTS
(Cost $13,779,286)			13,779,286

TOTAL INVESTMENTS (101.48%)
(Cost $203,078,935)			$214,843,341

Liabilities in Excess of Other Assets (-1.48%)(e)			(3,132,088)
NET ASSETS (100.00%)			$211,711,253

See Notes to Financial Statements.
Annual Report | July 31, 2021	21

RiverNorth Opportunities Fund, Inc.	Statement of Investments
July 31, 2021

SCHEDULE OF SECURITIES SOLD SHORT

		Value
Description	Shares	(Note 2)
EXCHANGE TRADED FUNDS - COMMON SHARES (-12.35%)
iShares Russell 1000 Growth ETF	(15,000)	$(4,209,900)
iShares® iBoxx $ High Yield Corporate Bond Fund	(73,011)	(6,413,286)
SPDR S&P 500 ETF Trust	(35,385)	(15,516,677)

TOTAL EXCHANGE TRADED FUNDS - COMMON SHARES		(26,139,863)

TOTAL SECURITIES SOLD SHORT
(Proceeds $25,126,937)		$(26,139,863)

(a)	All or a portion of the security is pledged as collateral for securities sold short. As of July 31, 2021, the aggregate value of those securities was $11,011,030 representing 5.20% of net assets.
(b)	Securities are in liquidation and held in a liquidating trust.
(c)	Restricted security (see Note 7)
(d)	Non-income producing security.
(e)	Includes cash, in the amount of $25,790,287 which is being held as collateral for securities sold short.

See Notes to Financial Statements.
22	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.

Statement of Assets and Liabilities	July 31, 2021

ASSETS:
Investments, at value	$214,843,341
Deposit with broker for securities sold short	25,790,287
Receivable for investments sold	391,259
Capital stock receivable	863,784
Interest receivable	117,109
Dividends receivable	122,853
Deferred offering costs (Note 12)	16,155
Prepaid and other assets	11,561
Total Assets	242,156,349

LIABILITIES:
Securities sold short (Proceeds $25,126,937)	26,139,863
Payable to custodian due to overdraft	1,843,920
Payable for investments purchased	2,129,377
Payable to adviser	178,438
Payable to administrator	36,383
Payable to transfer agent	3,270
Payable for director fees	33,750
Payable for custodian fees	9,517
Payable for professional fees	38,886
Payable for printing fees	15,989
Other payables	15,703
Total Liabilities	30,445,096
Net Assets	$211,711,253

NET ASSETS CONSIST OF:
Paid-in capital	$197,006,463
Total distributable earnings/(accumulated deficit)	14,704,790
Net Assets	$211,711,253

PRICING OF SHARES:
Net Assets	$211,711,253
Shares of common stock outstanding (37,500,000 of shares authorized, at $0.0001 par value per share)	12,436,466
Net asset value per share	$17.02

Cost of Investments	$203,078,935

See Notes to Financial Statements.

Annual Report | July 31, 2021	23

RiverNorth Opportunities Fund, Inc.	Statement of Operations

For the Year Ended July 31, 2021

INVESTMENT INCOME:
Interest	$543,484
Dividends	5,864,873
Other Income	61,858
Total Investment Income	6,470,215

EXPENSES:
Investment advisory fees	1,712,045
Administration fees	283,012
Transfer agent fees	22,500
Dividend and interest expense - short sales	766,878
Interest expense on loan	17,045
Commitment fee on loan	9,063
Audit and tax fees	26,400
Legal fees	128,052
Custodian fees	27,698
Director fees	147,327
Printing fees	74,998
Insurance fees	26,780
Other expenses	32,209
Total Expenses	3,274,007
Net Investment Income	3,196,208

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	26,850,682
Securities sold short	(453,229)
Long-term capital gains from other investment companies	508,694
Net realized gain	26,906,147
Net change in unrealized appreciation/depreciation on:
Investments	13,661,186
Securities sold short	(990,192)
Net change in unrealized appreciation/depreciation	12,670,994
Net Realized and Unrealized Gain on Investments	39,577,141
Net Increase in Net Assets Resulting from Operations	$42,773,349

See Notes to Financial Statements.

24	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended July 31, 2021	For the Year Ended July 31, 2020
OPERATIONS:
Net investment income	$3,196,208	$3,581,914
Net realized gain/(loss)	26,397,453	(3,553,777)
Long-term capital gains from other investment companies	508,694	781,074
Net change in unrealized appreciation/depreciation	12,670,994	(2,752,984)
Net increase/(decrease) in net assets resulting from operations	42,773,349	(1,943,773)

TOTAL DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(21,846,422)	(4,130,066)
From tax return of capital	—	(14,461,878)
Decrease in net assets from distributions to shareholders	(21,846,422)	(18,591,944)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares, net of offering costs	50,679,487	34,880,752
Dividend Reinvestment	938,369	157,190
Net increase in net assets from capital share transactions	51,617,856	35,037,942

Net Increase in Net Assets	72,544,783	14,502,225

NET ASSETS:
Beginning of period	139,166,470	124,664,245
End of period	$211,711,253	$139,166,470

OTHER INFORMATION:
Share Transactions:
Shares outstanding - beginning of period	9,348,465	7,167,356
Shares issued in connection with public offering	3,031,356	2,171,093
Shares issued as reinvestment of dividends	56,645	10,016
Shares outstanding - end of period	12,436,466	9,348,465

See Notes to Financial Statements.

Annual Report | July 31, 2021	25

RiverNorth Opportunities Fund, Inc.	Financial Highlights

For a share outstanding throughout the periods presented.

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(b)
Net realized and unrealized gain/(loss)
Total income/(loss) from investment operations
Less distributions to shareholders:
From net investment income
From net realized gains
From tax return of capital
Total distributions
Capital share transactions:
Dilutive effect of rights offering
Common share offering costs charged to paid-in capital
Total capital share transactions
Net increase/(decrease) in net asset value
Net asset value - end of period
Market price - end of period
Total Return(h)
Total Return - Market Price(h)
Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including dividend expense and line of credit expense)
Total expenses
Net investment income
Ratios to Average Net Assets (excluding dividend expense and line of credit expense)
Total expenses
Net investment income
Portfolio turnover rate
Borrowings at End of Period
Loan Payable (in thousands)
Asset Coverage Per $1,000 of loan payable (in thousands)(k)

See Notes to Financial Statements.

26	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Financial Highlights

For a share outstanding throughout the periods presented.

For the Year Ended July 31, 2021		For the Year Ended July 31, 2020		For the Year Ended July 31, 2019		For the Period Ended July 31, 2018(a)		For the Year Ended October 31, 2017	For the Period December 24, 2015 (Commencement of Operations) to October 31, 2016
$14.89		$17.39		$19.07		$20.48		$19.72	$19.40

0.31		0.41		0.55		0.44		0.42	0.68
4.03		(0.56)		0.29		0.40		2.23	1.86
4.34		(0.15)		0.84		0.84		2.65	2.54

(0.72)		(0.51)		(0.63)		(0.47)		(0.53)	(1.73)
(1.37)		(0.00	)(c)	(0.41)		(1.34)		(1.36)	(0.45)
—		(1.60)		(1.20)		(0.08)		—	—
(2.09)		(2.11)		(2.24)		(1.89)		(1.89)	(2.18)

(0.08	)(d)	(0.21	)(e)	(0.26	)(f)	(0.32	)(g)	—	—
(0.04)		(0.03)		(0.02)		(0.04)		—	(0.04)
(0.12)		(0.24)		(0.28)		(0.36)		—	(0.04)
2.13		(2.50)		(1.68)		(1.41)		0.76	0.32
$17.02		$14.89		$17.39		$19.07		$20.48	$19.72
$18.21		$14.81		$17.38		$19.14		$20.50	$19.65
30.09%		(1.75%)		3.77%		2.56	%(i)	14.11%	13.67	%(i)
39.94%		(2.22%)		3.33%		2.84	%(i)	14.63%	9.87	%(i)

$211,711		$139,166		$124,664		$101,624		$76,927	$74,036

1.91%		2.06%		2.17%		2.07	%(j)	2.21%	1.69	%(j)
1.87%		2.59%		3.11%		3.03	%(j)	2.03%	4.03	%(j)

1.45%		1.54%		1.56%		1.72	%(j)	1.75%	N/A
2.33%		3.11%		3.72%		2.68	%(j)	1.57%	N/A
190%		133%		76%		74	%(i)	162%	113	%(i)

—		$7,500		—		—		—	—
—		19,556		—		—		—	—

See Notes to Financial Statements.

Annual Report | July 31, 2021	27

RiverNorth Opportunities Fund, Inc.	Financial Highlights

For a share outstanding throughout the periods presented.

(a)	Effective July 16, 2018, the Board approved changing the fiscal year-end of the Fund from October 31 to July 31.
(b)	Calculated using average shares throughout the period.
(c)	Less than ($0.005) per share.
(d)

Represents the impact of the Fund’s rights offering of 575,706 common shares in November 2020 at a subscription price per share based on a formula. For more details, please refer to Note 6 of the Notes to Financial Statements.

(e)

Represents the impact of the Fund’s rights offering of 2,163,193 common shares in November 2019 at a subscription price per share based on a formula. For more details please refer to Note 6 of the Notes to Financial Statements.

(f)	Represents the impact of the Fund’s rights offering of 1,790,000 common shares in November 2018.
(g)	Represents the impact of the Fund’s rights offering of 1,564,710 common shares in November 2017.
(h)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Periods less than one year are not annualized.

(i)	Not annualized.
(j)	Annualized.
(k)

Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of Loan Payable) from the Fund’s total assets and dividing by the principal amount of the Loan Payable and then multiplying by $1,000.

See Notes to Financial Statements.

28	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements
July 31, 2021

1. ORGANIZATION

RiverNorth Opportunities Fund, Inc. (the “Fund”) is a Maryland corporation registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is total return consisting of capital appreciation and current income. The Fund seeks to achieve its investment objective by pursuing a tactical asset allocation strategy and opportunistically investing under normal circumstances in closed-end funds, exchange-traded funds (“ETFs), business development companies (“BDCs”) and special purpose acquisition companies (“SPACs” and collectively, “Underlying Funds”). All Underlying Funds are registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund incurs higher and additional expenses when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices or operations of the Underlying Funds. To the extent that the Fund invests in one or more Underlying Funds that concentrate in a particular industry, the Fund would be vulnerable to factors affecting that industry and the concentrating Underlying Funds’ performance, and that of the Fund, may be more volatile than Underlying Funds that do not concentrate. In addition, one Underlying Fund may purchase a security that another Underlying Fund is selling.

The Fund may be converted to an open-end investment company at any time if approved by two-thirds of the Fund’s Board of Directors (the “Board”) and at least two-thirds of the Fund’s total outstanding shares. If the Fund converted to an open-end investment company, it would be required to redeem all preferred stock of the Fund then outstanding, if any (requiring in turn that it liquidate a portion of its investment portfolio). Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. The Board may at any time (but is not required to) propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

Under normal circumstances, the Fund intends to maintain long positions in Underlying Funds, but may engage in short sales for investment purposes. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund may benefit from a short position when the shorted security decreases in value.

Annual Report | July 31, 2021	29

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements
July 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under GAAP and follows the accounting and  reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on July 31, 2021.

Portfolio Valuation: The net asset value per share of the Fund is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded. Fixed income securities, including corporate bonds and convertible corporate bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements
July 31, 2021

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discounts and amortization of premiums calculated using yield to maturity, is accrued and recorded as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and tax purposes.

Fair Value Measurements: Investments in the Fund are recorded at their estimated fair value. The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy,the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | July 31, 2021	31

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements
July 31, 2021

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2021:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds - Common Shares	$126,728,746	$187,828	$–	$126,916,574
Business Development Companies - Common Shares	8,368,019	–	–	8,368,019
Business Development Companies - Preferred Shares	872,467	–	–	872,467
Business Development Company Notes	8,605,632	2,724,485	–	11,330,117
Convertible Corporate Bonds	–	4,591,293	–	4,591,293
Corporate Bonds	–	772,793	–	772,793
Special Purpose Acquisition Companies - Common Shares	46,020,422	404,130	–	46,424,552
Rights	192,898	–	–	192,898
Warrants	1,593,727	1,615	–	1,595,342
Short-Term Investments	13,779,286	–	–	13,779,286
Total	$206,161,197	$8,682,144	$–	$214,843,341
Other Financial Instruments
Liabilities:
Securities Sold Short
Exchange Traded Funds - Common Shares	$(26,139,863)	$–	$–	$(26,139,863)
Total	$(26,139,863)	$–	$–	$(26,139,863)

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3, during the year.

Short Sale Risks: The Fund and the Underlying Funds may engage in short sales. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. To establish a short position, a fund must first borrow the security from a broker or other institution. The fund may not always be able to borrow a security at a particular time or at an acceptable price. Accordingly, there is a risk that a fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.  After selling a borrowed security, a fund is obligated to “cover” the short sale by purchasing and returning the security to the lender at a later date. The Fund and the Underlying Funds cannot guarantee that the security will be available at an acceptable price. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs,

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements
July 31, 2021

whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce a fund’s return.

Special Purpose Acquisition Company Risk: The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs are generally publicly traded companies that raise funds through an initial public offering (“IPO”) for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition or merger that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses. Accordingly, any rights or warrants issued by the SPAC will expire worthless. Certain private investments in SPACs may be illiquid and/or be subject to restrictions on resale. Additionally, the Fund may acquire certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”), which may be subject to forfeiture or expire worthless and which typically have more limited liquidity than SPAC shares issued in an IPO. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Private Debt Risk: The Fund may invest in notes issued by private funds (“private debt”). Private debt often may be illiquid and is typically not listed on an exchange and traded less actively than similar securities issued by public funds. For certain private debt, trading may only be possible through the assistance of the broker who originally brought the security to the market and has a relationship with the issuer. Due to the limited trading market, independent pricing services may be unable to provide a price for private debt, and as such the fair value of the securities may be determined in good faith under procedures approved by the Board, which typically will include the use of one or more independent broker quotes.

Rights and Warrants Risks: Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks.

Annual Report | July 31, 2021	33

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements
July 31, 2021

During the year ended July 31, 2021, the Fund invested in rights and warrants, which are disclosed in the Statement of Investments.

The effect of derivative instruments on the Statement of Assets and Liabilities as of July 31, 2021:

	Asset Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Value
Equity Contracts (Rights)	Investments, at value	$192,898
Equity Contracts (Warrants)	Investments, at value	1,595,342
		$1,788,240

The  effect  of  derivative  instruments  on  the  Statement  of  Operations  for  the  year  ended  July 31, 2021:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Contracts (Rights)	Net realized gain/(loss) on investments/ Net change in unrealized appreciation/depreciation on investments	$134,822	$63,773
Equity Contracts (Warrants)	Net realized gain/(loss) on investments/ Net change in unrealized appreciation/depreciation on investments	2,485,160	(69,905)
Total		$2,619,982	$(6,132)

The Fund’s average value of rights and warrants held for the year ended July 31, 2021 were $133,149 and $1,331,958 respectively.

Market and Geopolitical Risk: The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and

34	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements
July 31, 2021

political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

Other: The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

ALPS Advisors, Inc. (“AAI”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, AAI receives an annual investment advisory fee of 1.00% based on the Fund’s average daily Managed Assets (as defined below). Pursuant to an Investment Sub-Advisory Agreement, AAI has retained RiverNorth Capital Management, LLC (“RiverNorth” or the “Sub-Adviser”) as the Fund’s sub-adviser and AAI pays RiverNorth an annual fee of 0.85% based on the Fund’s average daily Managed Assets.

ALPS Fund Services, Inc. (‘‘AFS’’), an affiliate of AAI, serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. AFS is entitled to receive a monthly fee, accrued daily based on the Fund’s average Managed Assets, as defined below, plus a fixed fee for completion of certain regulatory filings and reimbursement for certain out-of-pocket expenses.

DST Systems, Inc. (‘‘DST’’), the parent company of AAI and AFS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is entitled to receive an annual minimum fee of $22,500 plus out-of-pocket expenses. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

The Fund pays no salaries or compensation to its officers or to interested Directors employed by the Adviser or Sub-Adviser. For their services, the Directors of the Fund, which are not affiliated with the Adviser or Sub-Adviser, receive an annual retainer in the amount of $17,000, an additional $2,000 for attending each meeting of the Board and $1,000 for attending a special meeting of the Board. In addition, the Independent Chairman receives an additional $10,000 annually. The Directors, which are not affiliated with the Adviser or Sub-Adviser, are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

Certain officers of the Fund are also employees of AAI and AFS. A Director is an officer of RiverNorth.

Annual Report | July 31, 2021	35

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2021

Managed Assets:  For these purposes, the term Managed Assets is defined as the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund and with resolutions of the Board as from time to time in force.

4.  LEVERAGE

The Fund may use leverage for investment purposes, which may include the use of borrowings, the issuance of preferred stock, and/or the use of derivatives or other transactions that may provide leverage (such as the investment of proceeds received from selling securities short). The Sub-Adviser will assess whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. Leverage, if used, may take the form of a borrowing or the issuance of preferred stock, although the Fund currently anticipates that leverage will primarily be obtained through the use of bank borrowings or other similar term loans.

The provisions of the 1940 Act further provide that the Fund may borrow or issue notes or debt securities in an amount up to 33 1/3% of its total assets or may issue preferred shares in an amount up to 50% of the Fund’s total assets (including the proceeds from leverage). Notwithstanding each of the limits discussed above, the Fund may enter into derivatives or other transactions (e.g., total return swaps) that may provide leverage (other than through borrowings or the issuance of preferred stock), but which are not subject to the above foregoing limitations, if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable SEC regulations and interpretations to cover its obligations under those transactions and instruments. However, these transactions will entail additional expenses (e.g., transaction costs) which will be borne by the Fund.

If the net rate of return on the Fund’s investments purchased with the leverage proceeds exceeds the interest or dividend rate payable on the leverage, such excess earnings will be available to pay higher dividends to the Fund’s stockholders. If the net rate of return on the Fund’s investments purchased with leverage proceeds does not exceed the costs of leverage, the return to stockholders will be less than if leverage had not been used. The use of leverage magnifies gains and losses to stockholders. Since the stockholders pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for stockholders than if leverage is not used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Prior to its termination on November 17, 2020, the Fund had entered into a $15,000,000 secured line of credit agreement with  State Street Bank and Trust Company (“SSB”). For borrowing under this credit agreement, the Fund was charged either an interest rate of:

(1)	1.00% (per annum) plus the One-Month LIBOR (London Interbank Offered Rate) or

(2)	as of any day, the higher of (a) 1.05% (per annum ) plus the daily Federal Funds Rate as in effect on that day, or (b) 1.05% (per annum) plus the One-Month LIBOR as in effect on that day.

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2021

For borrowing under this credit agreement, the commitment fee on the daily unused loan balance of the line of credit accrued at a rate of 0.25%. The Fund pledged its investment securities as the collateral for the line of credit per the terms of the agreement. The average annualized interest rate charged, the average outstanding loan payable and the maximum outstanding loan payable for the period from August 1, 2020 through November 17, 2020 was as follows:

Average Interest Rate*	1.21%
Average Outstanding Loan Payable*	$5,416,667
Maximum Outstanding Loan Payable	$7,500,000

*     The average is calculated based on the actual number of days with an outstanding loan payable.

On November 25, 2020, the Fund entered into a $65,000,000 credit agreement for margin financing with Pershing LLC (the “Pershing Credit Agreement”). Per the Pershing Credit Agreement, the Fund may borrow at an interest rate of 1.10% plus the Overnight Bank Funding Rate.

The average annualized interest rate charged, the average outstanding loan payable and the maximum outstanding loan payable for the period from November 25, 2020 through July 30, 2021 was as follows:

Average Interest Rate*	1.18%
Average Outstanding Loan Payable*	$5,000,000
Maximum Outstanding Loan Payable	$5,000,000

*    The average is calculated based on the actual number of days with an outstanding principal balance.

At July 31, 2021, the Fund had no principal balance outstanding.

5. DISTRIBUTIONS

The Fund intends to make regular monthly distributions to stockholders at a constant and fixed (but not guaranteed) rate that is reset annually to a rate equal to a percentage of the average of the Fund’s NAV per share (the “Distribution Amount”), as reported for the final five trading days of the preceding calendar year (the “Distribution Rate Calculation”). The Distribution Amount is set by the Board and may be adjusted from time to time. The Fund’s intention is that monthly distributions paid to stockholders throughout a calendar year will be at least equal to the Distribution Amount (plus any additional amounts that may be required to be included in a distribution for federal or excise tax purposes) and that, on the close of the calendar year, the Distribution Amount applicable to the following calendar year will be reset based upon the new results of the Distribution Rate Calculation.

Dividends and distributions may be payable in cash or shares of common stock, with stockholders having the option to receive additional common stock in lieu of cash. The Fund may at times, in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to common stockholders for any particular period may be more or less than the amount of net investment income earned by the

Annual Report | July 31, 2021	37

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2021

Fund during such period. Any distribution that is treated as a return of capital generally will reduce a shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets. The Fund’s ability to maintain a stable level of distributions to stockholders will depend on a number of factors, including the stability of income received from its investments and the costs of any leverage. As portfolio and market conditions change, the amount of dividends on the Fund’s common stock could change. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential federal excise tax. The Fund intends to distribute all realized net capital gains, if any, at least annually.

6. CAPITAL TRANSACTIONS

The Fund’s authorized capital stock consists of 37,500,000 shares of common stock, $0.0001 par value per share, all of which is initially classified as common shares. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders in each year.

Under the Fund’s Charter, the Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. Also, the Fund’s Board, with the approval of a majority of the entire Board, but without any action by the stockholders of the Fund, may amend the Fund’s Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue.

During the years ended July 31, 2020 and July 31, 2021, the Board approved rights offerings to participating shareholders of record who were allowed to subscribe for new common shares of the Fund. Record date shareholders received one right for each common share held on the respective record dates. For every three rights held, a holder of the rights was entitled to buy one new common share of the Fund. Record date shareholders who fully exercised all rights initially issued to them in the primary subscription were entitled to buy those common shares that were not purchased by other record date shareholders. The Fund issued new shares of common stock at 95% of NAV per share for the September 30, 2019 and October 2, 2020 rights offerings. Offering costs were charged to paid-in-capital upon the exercise of the rights.

The shares of common stock issued, subscription price, and offering costs for the rights offerings were as follows:

Record Date	Expiration Date	Shares of common stock issued	Subscription price	Gross Proceeds	Offering costs	Net Proceeds
September 30, 2019	November 1, 2019	2,163,193	$16.20	$35,043,727	$280,908	$34,762,819

October 2, 2020	November 6, 2020	575,706	$14.08	$8,105,940	$177,881	$7,928,059

38	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2021

On August 31, 2018, the Fund entered into a sales agreement with Jones Trading Institutional Services LLC (“Jones”), under which the Fund may from time to time offer and sell up to 3,300,000 of the Fund’s common stock in an “at-the-market” offering. On November 11, 2020, the agreement with Jones was terminated and the Fund entered into a distribution agreement with ALPS Distributors, Inc. (“ADI”). Pursuant to the distribution agreement with ADI, the Fund may offer and sell up to 3,196,130 of the Fund’s common stock from time to time through ADI.

The shares of common stock issued, gross proceeds from the sale of shares, and commissions to Jones and ADI were as follows:

	Shares of
	common	Gross			Offering
Year Ended	stock issued	Proceeds	Commissions		Costs	Net Proceeds
July 31, 2020	7,900	$120,939	$1,513		$10,782	$108,644
July 31, 2021	2,455,650	$43,382,997	$437,175	*	$194,394	$42,751,428

*    Includes commissions in the amount of $84,904 retained by the Fund’s related party distributor, ADI.

Offering costs incurred through July, 31, 2021 as a result of the Fund’s shelf registration statement initially effective with the SEC on July 26, 2018 are approximately $823,577. The Fund’s 2019 and 2020 rights offerings and the  at-the-market offering were made under this shelf registration statement. Management does not estimate any additional offering costs to be incurred as a result of the shelf registration statement. These offering costs were charged to paid-in-capital upon the issuance of shares.

Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund’s Automatic Dividend Reinvestment Plan, as defined within the Fund’s organizational documents. Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.

7. RESTRICTED SECURITIES

As of July 31, 2021, investments in securities included a security that is considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale.

				Value as
	Acquisition			Percentage of
Description	Date	Cost	Value	Net Assets
Business Development Corp. of America	12/3/2019	$725,000	$772,793	0.37%
TOTAL		$725,000	$772,793	0.37%

Annual Report | July 31, 2021	39

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2021

8. PORTFOLIO INFORMATION

Purchases and Sales of Securities: For the year ended July 31, 2021, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $328,504,561, and $300,742,061, respectively.

9.  TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended July 31, 2021 and July 31, 2020 was as follows:

For the Year Ended July 31, 2021
Ordinary Income	$21,674,120
Tax-Exempt Income	172,302
Total	$21,846,422

For the Year Ended July 31, 2020
Ordinary Income	$4,006,046
Tax-Exempt Income	124,020
Return of Capital	14,461,878
Total	$18,591,944

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended July 31, 2021, certain differences were reclassified. The reclassifications were as follows:

Paid-in capital	Total distributable earnings/(accumulated deficit)
$(193,185)	$193,185

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2021

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP. As of July 31, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$3,646,091
Accumulated Capital Gain	4,248,631
Unrealized Appreciation	6,810,068
Total	$14,704,790

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of July 31, 2021, was as follows:

Cost of investments for income tax purposes	$207,020,347
Gross appreciation on investments (excess of value over tax cost)(a)	12,079,507
Gross depreciation on investments (excess of tax cost over value)(a)	(5,269,439)
Net unrealized appreciation on investments	$6,810,068

(a)	Includes appreciation/(depreciation) on securities sold short.

The differences between book-basis and tax-basis are primarily due to wash sales, investments in passive foreign investment companies, and the tax treatment of certain other investments.

Federal Income Tax Status: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the year ended July 31, 2021, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Fund’s financial statements. During the year, the Fund did not incur any interest or penalties. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

Annual Report | July 31, 2021	41

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2021

10. RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades with other affiliated funds during the year ended July 31, 2021 pursuant to Rule 17a-7 under the 1940 Act. Generally, cross trading is the buying or selling of portfolio securities between funds to which the Adviser or Sub-Adviser serves as the investment adviser or sub- adviser. The Board previously adopted procedures that apply to transactions between the Fund and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Fund’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of the Fund. During the year ended July 31, 2021, the Fund purchased securities in the amount of $4,505,848.

11. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

12. SUBSEQUENT EVENTS

Subsequent to July 31, 2021, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
August 16, 2021	August 17, 2021	August 31, 2021	$0.17
September 15, 2021	September 16, 2021	September 30, 2021	$0.17

On August 20, 2021, the Fund held a Meeting of Stockholders to consider a proposal, pursuant to the Fund’s Articles of Incorporation, to convert the Fund from its current structure as a closed-end fund to an open-end investment company. At the Meeting, stockholders voted against the proposal and the Fund will continue in its current closed-end structure. Refer to the “Stockholder Meeting Results” in the Additional Information section for further details.

The Fund filed a shelf registration statement on September 17, 2021 under which it may sell additional shares of common stock through a combination of rights and at-the-market offerings. The Statement of Assets and Liabilities reflects the current offering costs of $16,155 as deferred offering costs. These offering costs, as well as offering costs incurred subsequent to July 31, 2021, will be charged to paid-in-capital upon the issuance of shares.

On September 22, 2021, the Fund announced a rights offering whereby stockholders of record on October 1, 2021 will receive one transferable right for each share owned on that date. Rights holders may subscribe to purchase one new share for every three rights held.

42	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Report of Independent Registered Public Accounting Firm

July 31, 2021

To the Shareholders and Board of Directors of

RiverNorth Opportunities Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of RiverNorth Opportunities Fund, Inc. (the “Fund”) as of July 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the six periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

September 28, 2021

Annual Report | July 31, 2021	43

RiverNorth Opportunities Fund, Inc.	Dividend Reinvestment Plan

July 31, 2021 (Unaudited)

RiverNorth Opportunities Fund, Inc. (the “Fund”) has a dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of the Fund’s shares of common stock (the “Common Shares”) elects to receive cash by contacting (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s net asset value per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Common Shares are trading at a discount), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open- Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly

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RiverNorth Opportunities Fund, Inc.	Dividend Reinvestment Plan

July 31, 2021 (Unaudited)

Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at Mail Stop: RiverNorth Opp, 430 West 7th Street, Kansas City, MO 64105-1407.

Annual Report | July 31, 2021	45

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2021 (Unaudited)

INDEPENDENT DIRECTORS

Name, and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
John K. Carter (1961)	Director	Current term expires in 2023. Has served since 2013.	Managing Partner, Law Office of John K. Carter, P.A. (a general practice and corporate law firm) (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to present).	10

RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); Carillon Mutual Funds (12 funds) (2016 to present); RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present).

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RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2021 (Unaudited)

INDEPENDENT DIRECTORS

Name, and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
J. Wayne Hutchens (1944)	Director	Current term expires in 2023. Has served since 2013.	Currently retired. Trustee Emeritus, Denver Museum of Nature and Science (2000 to present); Executive Director, CU Real Estate Foundation (2009 to present); Director, AMG National Trust Bank (June 2012 to present); Trustee of Children’s Hospital Colorado (May 2012 to present)	7

RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Specialty Finance Corporation (1 fund) (2019 to present); RiverNorth/DoubleLine Strategic Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present).

John S. Oakes (1943)	Chairman and Director	Current term expires in 2021. Has served since 2013.	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present).	10

RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2010 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2020 to present) RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present).

Annual Report | July 31, 2021	47

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2021 (Unaudited)

INDEPENDENT DIRECTORS

Name, and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
David M. Swanson (1957)	Director	Current term expires in 2022. Has served since 2013.	Founder & Managing Partner of SwanDog Strategic Marketing (marketing consulting firm) (2006 to present).	17

RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Specialty Finance Corporation (1 fund) (2018 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2019 to present); RiverNorth Funds (3 funds) (2018 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present); Managed Portfolio Series (33 funds) (2011 to present); ALPS Variable Investment Trust (7 funds)  (2006 to present).

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RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2021 (Unaudited)

INTERESTED DIRECTORS(7) AND OFFICERS(4)

Name, and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Patrick W. Galley(5) (1975)	Director	Current term expires in 2022. Has served since 2013.	Chief Executive Officer, RiverNorth Capital Management, LLC (2020 to present); Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	10

RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2006 to present); RiverNorth Flexible Municipal Income Fund, Inc.  (1 fund) (2019 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present).

Annual Report | July 31, 2021	49

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2021 (Unaudited)

INTERESTED DIRECTORS(7) AND OFFICERS(4)

Name, and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Jerry Raio (1964)(6)	Director	Current term expires in 2021. Has served since 2019.	President, Arbor Lane Advisors, Inc. (Since 2018); Board Member of each of FLX Distribution, (2020 to present); Qudos Technologies (2019 to present); and Quantify Crypto (2021 to present); Head of Capital Markets, ClickIPO (2018-2019); Managing Director, Head of Retail Origination, Wells Fargo Securities, LLC (2005 to 2018).	7

RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Specialty Finance Corporation (1 fund) (2019 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2019 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present).

Kathryn A. Burns (1976)	President	Has served since 2019 as President.

Ms. Burns is Vice President, Director of Fund Operations of ALPS Advisors, Inc. (since 2018). Ms. Burns served as the Fund’s Treasurer from September 2018 until June 2019. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS Fund Services. Ms. Burns is also President of ALPS Variable Investment Trust and Principal Real Estate Income Fund and Treasurer of ALPS ETF Trust and Boulder Growth & Income Fund.

				N/A	N/A

50	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2021 (Unaudited)

INTERESTED DIRECTORS(7) AND OFFICERS(4)

Name, and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Robert McClure (1969)	Treasurer	Has served since 2021.

Mr. McClure joined ALPS Advisors, Inc. in January 2020 and is currently Director of Research. Prior to joining ALPS, Mr. McClure served for five years as Client Portfolio Manager at Oppenheimer Funds. Mr. McClure is also Treasurer of ALPS Variable Investment Trust and Principal Real Estate  Income Fund.

				N/A	N/A

Annual Report | July 31, 2021	51

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2021 (Unaudited)

INTERESTED DIRECTORS(7) AND OFFICERS(4)

Name, and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Sareena Khwaja-Dixon (1980)	Secretary	Has served since 2020.

Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Principal Legal Counsel and Vice President of ALPS Fund Services, Inc. Ms. Khwaja-Dixon is also Secretary of Clough Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and Clough Funds Trust and Assistant Secretary of RiverNorth Specialty Finance Corp, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., and RiverNorth Opportunistic Municipal Income  Fund, Inc.

				N/A	N/A

52	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2021 (Unaudited)

INTERESTED DIRECTORS(7) AND OFFICERS(4)

Name, and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Matthew Sutula (1985)	Chief Compliance Officer	Has served since 2019.

Matthew Sutula is Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) and Chief Compliance Officer of Red Rocks Capital LLC (“RRC”), a subsidiary. Mr. Sutula is also Chief Compliance Officer of ALPS ETF Trust, Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. Mr. Sutula joined ALPS in 2012. Prior to his current role, Mr. Sutula served as interim Chief Compliance Officer of AAI and RRC. Previously he held other positions, including Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS Fund Services, Inc. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases.

				N/A	N/A

Annual Report | July 31, 2021	53

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2021 (Unaudited)

(1)	Each Director’s term is three years.
(2)	The term “Fund Complex” means two or more registered investment companies that:
(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. For Mr. Galley, Mr. Carter and Mr. Oakes, the Fund Complex consists of the Fund, RiverNorth Managed Duration Municipal Income Fund Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Specialty Finance Corporation, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Funds (3 funds), RiverNorth Flexible Municipal Income Fund, Inc., and RiverNorth Flexible Municipal Income Fund II, Inc.

For Mr. Swanson, the Fund Complex consists of the Fund, RiverNorth Managed Duration Municipal Income Fund Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Specialty Finance Corporation, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Funds (3 funds), RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc. and ALPS Variable Investment Trust (7 funds).

For Mr. Hutchens and Mr. Raio, the Fund Complex consists of the Fund, RiverNorth Managed Duration Municipal Income Fund Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Specialty Finance Corporation, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc. and RiverNorth Flexible Municipal Income Fund II, Inc.

(3)	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Director. Only includes public company directorships.
(4)	Officers are elected annually. Each officer will hold such office until a successor has been elected by the Board.
(5)	Mr. Galley is considered an “Interested Director” because of his affiliation with the Sub-Adviser.

(6)	Mr. Raio is considered an “Interested Director” because of his current position as a director of FLX Distribution, which the Sub-Adviser is an investor in and Mr. Galley is a Director of; and his prior affiliation with Wells Fargo Securities, LLC, which previously served as a broker and underwriter for certain funds advised by the Sub-Adviser.

(7)	“Interested Directors” refers to those Directors who constitute “interested persons” of the Fund as defined in the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling (toll-free) 1-855-830-1222.

54	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Additional Information
July 31, 2021 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-855-830-1222 and on the SEC’s website at http://www.sec.gov.

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available (1) without charge, upon request, by calling 1-855-830-1222, (2) on the Fund’s website located at http://www.rivernorthcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

STOCKHOLDER MEETING RESULTS

On August 20, 2021, the Fund held a Meeting of Stockholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: The election of two (2) Directors of the Fund to a three-year term to expire at the Fund’s 2024 Annual Meeting of Stockholders or until their successor is duly elected and qualified.

Election of John S. Oakes as a Director of the Fund to a three-year term to expire at the Fund’s 2024 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

	Shares Voted	% of Shares Voted
For	8,504,195	97.76%
Withheld	194,524	2.24%
Total	8,698,719	100.00%

Election of Jerry R. Raio as a Director of the Fund to a three-year term to expire at the Fund’s 2024 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

	Shares Voted	% of Shares Voted
For	8,295,235	95.36%
Withheld	403,484	4.64%
Total	8,698,719	100.00%

Annual Report | July 31, 2021	55

RiverNorth Opportunities Fund, Inc.	Additional Information
July 31, 2021 (Unaudited)

Proposal 2: The conversion of the Fund from a closed-end fund to an open-end investment company, with which the Fund’s common shares would become redeemable directly by the Fund at NAV and would not trade on any exchange.

	Shares Voted	% of Shares Voted
For	264,386	3.04%
Withheld	3,768,841	43.33%
Abstain	115,915	1.33%
Broker Non-Votes	4,549,577	52.30%
Total	8,698,719	100.00%

UNAUDITED TAX INFORMATION

The Fund designated the following for federal income tax purposes for the year ended July 31, 2021:

	Foreign Taxes Paid	Foreign Source Income
RiverNorth Opportunities Fund	$23,463	$223,299

Tax-Exempt Percentage
RiverNorth Opportunities Fund	4.41%

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2020, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth Opportunities Fund	2.82%	8.05%

In early 2021, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2020 via Form 1099. The Fund will notify shareholders in early 2022 of amounts paid to them by the Fund, if any, during the calendar year 2021.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, RiverNorth Opportunities Fund designated $0 as long term capital gain dividends.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the Fund’s custodian and maintains custody of the securities and cash of the Fund.

DST Systems, Inc., located at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Fund’s transfer agent and registrar.

56	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Additional Information
July 31, 2021 (Unaudited)

LEGAL COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund.

Annual Report | July 31, 2021	57

RiverNorth Opportunities Fund, Inc.	Expense Example
July 31, 2021 (Unaudited)

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares would bear, directly or indirectly. The table is based on the capital structure of the Fund as of July 31, 2021.

The table shows Fund expenses as a percentage of net assets attributable to Common Shares. The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than those shown below.

Shareholder Transaction Expenses	As a Percentage of Offering Price
Sales Load(1)	—%
Expenses Borne by Common Stockholders of the Fund(1)	—%
Dividend Reinvestment Plan Fees	None(2)

Shareholder Transaction Expenses	As a Percentage of Net Assets Attributable to Common Shares (1)(6)
Management Fee(3)	1.00%
Dividend and Interest Expense on Short Sales(4)	0.45%
Interest Expense on borrowings(4)	0.02%
Other Expenses(4)	0.44%
Acquired Fund Fees and Expenses(5)	1.68%
Total Annual Expenses	3.59%

Example(6)

The purpose of the following table is to help a holder of Common Shares understand the fees and expenses that such holder would bear directly or indirectly. The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) that the Fund incurs total annual expenses of 3.59% of its net assets in years 1 through 10 and (2) a 5% annual return.

	1 year	3 years	5 years	10 years
Total Expenses Incurred	$36	$110	$186	$385

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.

(1)	If Common Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.
(2)

There will be no brokerage charges with respect to Common Shares issued directly by the Fund under the dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(3)

The management fee is equal to 1.00% of the Fund’s average daily Managed Assets, as opposed to net assets as shown in the table above. If leverage is used, Managed Assets will be greater in amount than net assets, because Managed Assets includes borrowings for investment purposes.

58	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Expense Example
July 31, 2021 (Unaudited)

(4)	Other Expenses, Interest Expense on Borrowings and Dividend and Interest Expense on Short Sales are estimated based on the Fund’s Annual report dated July 31, 2021.
(5)

The “Acquired Fund Fees and Expenses” disclosed above are based on the expense ratios for the most recent fiscal year of the Underlying Funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses. These amounts are based on the total expense ratio disclosed in each Underlying Fund’s most recent stockholder report. Some of the Underlying Funds in which the Fund intends to invest charge incentive fees based on the Underlying Funds’ performance. The 1.68% shown as Acquired Fund Fees and Expenses reflects estimated operating expenses of the Underlying Funds and transaction-related fees. Certain Underlying Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.00%, which are included in “Acquired Fund Fees and Expenses,” as applicable. The Acquired Fund Fees and Expenses disclosed above, however, do not reflect any performance-based fees or allocations paid by the Underlying Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Underlying Funds. Acquired Fund Fees and Expenses are borne indirectly by the Fund, but they will not be reflected in the Fund’s financial statements; and the information presented in the table will differ from that presented in the Fund’s financial highlights.

(6)

The example should not be considered a representation of future expenses and includes the expenses of the offering. The example assumes that the estimated “Other Expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at the Common Share NAVs. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

Annual Report | July 31, 2021	59

Summary of Updated Information
RiverNorth Opportunities Fund, Inc.	Regarding the Fund
July 31, 2021 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s registration statement dated September 17, 2021 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Investment Objective

There have been no changes in the Fund’s investment objective since the prior disclosure date that has not been approved by shareholders.

The Fund’s investment objective is total return consisting of capital appreciation and current income.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by pursuing a tactical asset allocation strategy and opportunistically investing under normal circumstances in closed-end funds, ETFs, BDCs and SPACs (collectively, “Underlying Funds”). BDCs are a type of closed-end fund that invests in small companies in the initial stages of their development and are similar to venture capital funds. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. RiverNorth Capital Management, LLC (the “Subadviser”) has the flexibility to change the Fund’s asset allocation based on its ongoing analysis of the equity, fixed income and alternative asset markets. The Subadviser considers various quantitative and qualitative factors relating to the domestic and foreign securities markets and economies when making asset allocation and security selection decisions. While the Subadviser continuously evaluates these factors, material shifts in the Fund’s asset class exposures will typically take place over longer periods of time. In addition, the Fund, in seeking to achieve its investment objective, will not take activist positions in the Underlying Funds.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in Underlying Funds. The Fund directly, and therefore holders of common stock (“Common Stockholders”) indirectly, will bear the expenses of the Underlying Funds.

Under normal market conditions: (i) no more than 80% of the Fund’s Managed Assets will be invested in “equity” Underlying Funds; (ii) no more than 60% of the Fund’s Managed Assets will be invested in “fixed income” Underlying Funds; (iii) no more than 30% of the Fund’s Managed Assets will be invested in “global equity” Underlying Funds; (iv) no more than 15% of the Fund’s Managed Assets will be invested in “emerging market equity” Underlying Funds; (v) no more than 30% of the Fund’s Managed Assets will be invested in “high yield” (also known as “junk bond”) and “senior loan” Underlying Funds; (vi) no more than 15% of the Fund’s Managed Assets will be invested in “emerging market income” Underlying Funds; (vii) no more than 10% of the Fund’s Managed Assets will be invested in “real estate” Underlying Funds; and (viii) no more than 15% of the Fund’s Managed Assets will be invested in “energy master limited partnership” (“MLP”) Underlying Funds. Underlying Funds included in the 30% limitation applicable to investments in “global equity” Underlying Funds may include Underlying Funds that invest a portion of their assets in emerging markets securities. The Fund will also limit its investments in closed-end funds (including BDCs) that have been in operation for less than one year to no more than 10% of the Fund’s Managed Assets. The Fund will not invest in inverse ETFs and leveraged ETFs. The types of Underlying Funds referenced in this

60	www.rivernorthcef.com

Summary of Updated Information
RiverNorth Opportunities Fund, Inc.	Regarding the Fund
July 31, 2021 (Unaudited)

paragraph will be categorized in accordance with the fund categories established and maintained by Morningstar, Inc. The investment parameters stated above (and elsewhere in this disclosure) apply only at the time of purchase. The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

In selecting closed-end funds, the Subadviser opportunistically utilizes a combination of short-term and longer-term trading strategies to seek to derive value from the discount and premium spreads associated with closed-end funds. The Fund benefits if it purchases a closed-end fund at a discount and the discount narrows. In addition, the Fund may purchase closed-end funds at a premium if the Subadviser believes the premium will increase. The Subadviser employs both a quantitative and qualitative approach in its selection of closed-end funds and has developed proprietary screening models and trading algorithms to trade closed-end funds.

Under normal circumstances, the Fund intends to maintain long positions in Underlying Funds, however, may engage in short sales for investment purposes. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund may benefit from a short position when the shorted security decreases in value. The Fund may also at times establish hedging positions. Hedging positions may include short sales and derivatives, such as options and swaps (“Hedging Positions”). Under normal market conditions, no more than 30% of the Fund’s Managed Assets will be in Hedging Positions. The Fund’s investments in derivatives will be included under the 80% policy noted above so long as the underlying asset of such derivatives is a closed-end fund or Underlying Fund, respectively. The Subadviser intends to use Hedging Positions to lower the Fund’s volatility but they may also be used to seek to enhance the Fund’s return. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

The Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is typically settled in cash at least monthly. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline plus any applicable fees to the counterparty. The Fund may use its own NAV or any other reference asset that the Subadviser chooses as the underlying asset in a total return swap. The Fund will limit the notional amount of all total return swaps in the aggregate to 15% of the Fund’s Managed Assets. Using the Fund’s own NAV as the underlying asset in the total return swap serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings. This type of total return swap would provide the Fund with a return based on its NAV. Like any total return swap, the Fund would be subject to counterparty risk and the risk that its own NAV declines in value.

Annual Report | July 31, 2021	61

Summary of Updated Information
RiverNorth Opportunities Fund, Inc.	Regarding the Fund
July 31, 2021 (Unaudited)

Use of Leverage

The Fund may borrow money and/or issue preferred stock, notes or debt securities for investment purposes. These practices are known as leveraging. The Fund may utilize leverage to purchase portfolio securities and for portfolio or cash management purposes. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including settlement of securities transactions, which otherwise might require untimely dispositions of the Fund’s portfolio securities. The Fund currently anticipates that if employed, leverage will primarily be obtained through the use of bank borrowings or other similar term loans. The Underlying Funds that the Fund invests in may also use leverage. The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund. Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

The provisions of the 1940 Act further provide that the Fund may borrow or issue notes or debt securities in an amount up to 33 1/3% of its total assets or may issue preferred shares in an amount up to 50% of the Fund’s total assets (including the proceeds from leverage). Notwithstanding the limits discussed above, the Fund may enter into derivatives or other transactions (e.g., total return swaps) that may provide leverage (other than through borrowings or the issuance of preferred stock), but which are not subject to the above foregoing limitations, if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable SEC regulations and interpretations to cover its obligations under those transactions and instruments. However, these transactions will entail additional expenses (e.g., transaction costs) which will be borne by the Fund. These types of transactions have the potential to increase returns to Common Stockholders, but they also involve additional risks. This additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the transactions were not entered into. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after doing so the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the preferred stock. If preferred stock is issued, the Fund intends, to the extent possible, to purchase or redeem shares, from time to time, to maintain coverage of any preferred stock of at least 200%. Normally, holders of Common Shares will elect the directors of the Fund except that the

62	www.rivernorthcef.com

Summary of Updated Information
RiverNorth Opportunities Fund, Inc.	Regarding the Fund
July 31, 2021 (Unaudited)

holders of any preferred stock will elect two directors. In the event the Fund failed to pay dividends on its preferred stock for two years, holders of preferred stock would be entitled to elect a majority of the directors until the dividends are paid.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on common shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately 33⅓% of the Fund’s Managed Assets and estimated leverage costs of 1.14%.

Assumed Portfolio Return	-10.00%	-5.00%	0.00%	5.00%	10.00%

Common Share Total Return	-15.57%	-8.07%	-0.57%	6.93%	14.43%

Total return is composed of two elements—the dividends on common shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

During the time in which the Fund is using leverage, the amount of the fees paid to the Adviser (and from the Adviser to the Subadviser) for investment management services (and subadvisory services) is higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets. This may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and common shareholders, on the other. Also, because the leverage costs are borne by the Fund at a specified interest rate, only the Fund’s common shareholders bear the cost of the Fund’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Market and Net Asset Value Information

The Fund’s Common Shares are listed on the NYSE under the symbol “RIV.” The Fund’s Common Shares commenced trading on the NYSE in December 2015.

The Fund’s Common Shares have traded both at a premium and a discount to NAV. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of Common Shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the

Annual Report | July 31, 2021	63

Summary of Updated Information
RiverNorth Opportunities Fund, Inc.	Regarding the Fund
July 31, 2021 (Unaudited)

market price for the Fund’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table shows, for each fiscal quarter since the quarter ended January 31, 2016: (i) high and low NAVs per share of common stock, (ii) the high and low sale prices per share of common stock, as reported in the consolidated transaction reporting system, and (iii) the percentage by which the Common Shares traded at a premium over, or discount from, the high and low NAVs per shares of common stock. The Fund’s NAV per Common Share is determined on a daily basis.

Quarter Ended		Market Price		NAV at		Market Premium (Discount) to NAV at
		High	Low	Market High	Market Low	Market High	Market Low
2021	July 31	$18.75	$16.75	$17.24	$17.02	8.76%	-1.59%
	April 30	$17.88	$16.71	$17.23	$16.61	3.77%	0.60%
	January 31	$17.07	$13.81	$16.48	$14.53	3.58%	-4.96%
2020	October 31	$16.09	$13.75	$15.29	$14.49	5.23%	-5.11%
	July 31	$15.55	$12.52	$14.95	$13.58	4.01%	-7.81%
	April 30	$17.00	$8.65	$17.01	$11.72	-0.06%	-26.19%
	January 31	$17.10	$15.85	$17.30	$16.79	-1.16%	-5.60%
2019	October 31	$17.32	$16.09	$17.13	$16.90	1.11%	-4.79%
	July 31	$17.75	$16.44	$17.54	$17.14	1.20%	-4.08%
	April 30	$17.36	$16.44	$17.49	$17.50	-0.74%	-6.06%
	January 31	$17.30	$14.20	$17.79	$15.90	-2.75%	-10.69%
2018	October 31	$20.04	$16.76	$19.02	$17.57	5.36%	-4.61%
	July 31	$21.63	$18.80	$19.47	$18.98	11.09%	0.96%
	April 30	$21.36	$20.02	$19.76	$19.67	8.10%	1.78%
	January 31	$21.09	$19.10	$19.98	$19.87	5.56%	-3.88%
2017	October 31	$21.51	$19.70	$20.89	$20.59	2.97%	-4.32%
	July 31	$21.57	$19.42	$20.80	$20.68	3.70%	-6.09%
	April 30	$20.13	$19.19	$20.87	$20.56	-3.55%	-6.66%
	January 31	$19.65	$18.00	$20.21	$19.64	-2.77%	-8.35%
2016	October 31	$20.59	$18.67	$20.88	$20.33	-1.39%	-8.17%
	July 31	$19.71	$17.79	$20.70	$19.73	-4.78%	-9.83%
	April 30	$19.79	$15.31	$19.99	$17.73	-1.00%	-13.65%
	January 31	$20.81	$18.66	$18.03	$18.06	15.42%	3.32%

Risks

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investors should consider the following risk factors and special considerations associated with investing in the Fund’s Common Shares.

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Structural Risks:

Not a Complete Investment Program

The Fund is intended for investors seeking capital appreciation and current income over the long- term, and is not intended to be a short-term trading vehicle. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each investor should take into account the Fund’s investment objective and other characteristics as well as the investor’s other investments when considering an investment in the Common Shares. An investment in the Fund may not be appropriate for all investors.

Risks Associated with Offerings of Additional Common Shares

The voting power of current Common Stockholders will be diluted to the extent that current Common Stockholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV pursuant to the consent of Common Stockholders, shareholders will experience a dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund’s then-current NAV per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current NAV per Common Share, shareholders would experience a dilution of the aggregate NAV per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering.

Additional Risks of Rights

There are additional risks associated with an offering of subscription rights to purchase Common Shares (“Rights”). Shareholders who do not exercise their Rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of such an offering, a shareholder may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. If the subscription price per share is below the NAV per share of the Fund’s Common Shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate NAV of such shareholder’s Common Shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the NAV per share of such shareholder’s Common Shares whether or not the shareholder participates in such an offering. Such a reduction in NAV per share may have the effect of reducing market price of the Common Share. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s Rights because the Fund does not know what the NAV per share will be when the offer expires or what proportion of the Rights will be exercised. If the subscription price is substantially less than the then current NAV per Common Share at the expiration of a rights offering, such dilution could be substantial. Any such dilution or accretion will depend upon whether (i) such shareholders participate in the rights offering and (ii) the Fund’s NAV per Common Share is above or below the subscription price on the expiration date

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RiverNorth Opportunities Fund, Inc.	Regarding the Fund
July 31, 2021 (Unaudited)

of the rights offering. In addition to the economic dilution described above, if a Common Stockholder does not exercise all of their rights, the Common Stockholders will incur voting dilution as a result of this rights offering. This voting dilution will occur because the Common Stockholders will own a smaller proportionate interest in the Fund after the rights offering than prior to the rights offering. There is a risk that changes in market conditions may result in the underlying Common Shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. If investors exercise only a portion of the rights, the number of Common Shares issued may be reduced, and the Common Shares may trade at less favorable prices than larger offerings for similar securities. Subscription rights issued by the Fund may be transferable or non-transferable rights. In a non-transferable rights offering, Common Stockholders who do not wish to exercise their rights will be unable to sell their rights. In a transferrable rights offering, the Fund will use its best efforts to ensure an adequate trading market for the rights; however, investors may find that there is no market to sell rights they do not wish to exercise.

Leverage Risks

The Fund may borrow money, or issue debt or preferred stock. Since the holders of Common Shares pay all expenses related to the issuance of debt or use of leverage, the use of leverage through borrowing of money, issuance of debt securities or the issuance of preferred stock for investment purposes creates risks for the holders of Common Shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The Fund will also have to pay interest on its borrowings or dividends on preferred stock, if any, which may reduce the Fund’s return. The leverage costs may be greater than the Fund’s return on the underlying investment. The Fund’s leveraging strategy may not be successful.

If the Fund utilizes leverage in the form of borrowing, it anticipates that the money borrowed for investment purposes will incur interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the holders of Common Shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of Common Shares.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Stockholders, including:

●	the likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

●

the risk that fluctuations in interest rates on borrowings or on short-term debt or in the interest or dividend rates on any debt securities or preferred shares that the Fund must pay will reduce the return to the Common Stockholders;

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●

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;

●

when the Fund uses financial leverage, the investment management fees payable to the Adviser and the subadvisory fees payable by the Adviser to the Subadviser will be higher than if the Fund did not use leverage. This may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and the holders of Common Shares, on the other; and

●	leverage may increase operating costs, which may reduce total return.

The use of leverage will require the Fund to segregate assets to cover its obligations (or, if the Fund borrows money or issues preferred shares, to maintain asset coverage in conformity with the requirements of the 1940 Act). While the segregated assets will be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Subadviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies if the Fund were to utilize leverage.

Leverage risk would also apply to the Fund’s investments in Underlying Funds to the extent an Underlying Fund uses leverage.

Market Discount

The stock of closed-end management investment companies often trade at a discount from their NAV, and the Fund’s Common Shares may likewise trade at a discount from NAV. The trading price of the Fund’s Common Shares may be less than the NAV. The returns earned by Common Stockholders who sell their Common Shares below NAV will be reduced. The Fund’s Common Shares are currently sold at a premium to NAV. This risk would also apply to the Fund’s investments in closed-end funds.

Anti-Takeover Provisions

Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. This risk would also apply to many of the Fund’s investments in closed-end funds.

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RiverNorth Opportunities Fund, Inc.	Regarding the Fund
July 31, 2021 (Unaudited)

Investment-Related Risks

The risks listed below are in alphabetical order. With the exception of Underlying Fund risk (and as otherwise noted below), the following risks apply to the direct investments the Fund may make, and generally apply to the Fund’s investments in Underlying Funds. That said, each risk described below may not apply to each Underlying Fund. Similarly, an Underlying Fund may be subject to additional or different risks than those described below.

Asset Allocation Risks

To the extent that the Subadviser’s asset allocation strategy may fail to produce the intended result, the Fund’s return may suffer. Additionally, the active asset allocation style of the Fund leads to changing allocations over time and represents a risk to investors who target fixed asset allocations.

Convertible Securities Risks

The market value of convertible securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Convertible securities tend to be of lower credit quality

Defensive Measures

The Fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a defensive measure in response to adverse market conditions or opportunistically at the discretion of the Subadviser. During these periods or during periods when an Underlying Fund invests defensively, the Fund may not be pursuing its investment objective.

Derivatives Risks

The Fund and the Underlying Funds may enter into derivatives. Derivative transactions involve investment techniques and risks different from those associated with investments in Underlying Funds. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of a fund. A fund could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or can suddenly become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives. When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses. Certain derivatives transactions may give rise to a form of leverage. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

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RiverNorth Opportunities Fund, Inc.	Regarding the Fund
July 31, 2021 (Unaudited)

Leverage may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s portfolio securities. Further, using derivatives may include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Defaulted and Distressed Securities Risks

The Underlying Funds may invest in defaulted and distressed securities. Legal difficulties and negotiations with creditors and other claimants are common when dealing with defaulted or distressed companies. Defaulted or distressed companies may be insolvent or in bankruptcy. In the event of a default, an Underlying Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Because of the relative illiquidity of defaulted or distressed debt and equity securities, short sales are difficult, and most Underlying Funds primarily maintain long positions. Some relative value trades are possible, where an investor sells short one class of a defaulted or distressed company’s capital structure and purchases another. With distressed investing, often there is a time lag between when an Underlying Fund makes an investment and when the Underlying Fund realizes the value of the investment. In addition, an Underlying Fund may incur legal and other monitoring costs in protecting the value of the Underlying Fund’s claims.

Equity Securities Risks

While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of an issuer’s equity securities held by an Underlying Fund. Equity security prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. The value of a particular equity security may fall in value. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity. The value of an Underlying Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Underlying Fund. Common stocks are subordinate to preferred stocks and debt in a company’s capital structure, and if a company is liquidated, the claims of secured and unsecured creditors and owners of preferred stocks take precedence over the claims of those who own Common Shares. In addition, equity

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RiverNorth Opportunities Fund, Inc.	Regarding the Fund
July 31, 2021 (Unaudited)

security prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Exchange-Traded Note Risks

The Fund and the Underlying Funds may invest in exchange-traded notes (“ETNs”), which are notes representing unsecured debt issued by an underwriting bank. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. ETNs typically mature 30 years from the date of issue. The issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When a fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption.

There may be restrictions on a fund’s right to liquidate its investment in an ETN prior to maturity (for example, a fund may only be able to offer its ETN for repurchase by the issuer on a weekly basis), since ETNs are meant to be held until maturity. A fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Fixed Income Securities Risks

The Underlying Funds and the Fund may invest in fixed income securities. Fixed income securities increase or decrease in value based on changes in interest rates. If rates increase, the value of an Underlying Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. The issuer of a fixed income security may not be able to make interest and principal payments when due. This risk is increased in the case of issuers of high yield securities, also known as “junk bonds.” If a U.S. Government agency or instrumentality in which an Underlying Fund invests defaults, and the U.S. Government does not stand behind the obligation, the Underlying Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities are neither issued nor guaranteed by the U.S. Government. The Underlying Funds may invest in fixed income securities of any credit quality, maturity or duration. Fixed income securities risks include components of the following additional risks:

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to a fund. The Underlying Funds may invest in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

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High Yield Securities Risk. The Underlying Funds may invest in high yield securities, also known as “junk bonds.” High yield securities provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of a fund to sell high yield securities at the price at which it is being valued for purposes of calculating NAV.

U.S. Government Securities Risk. The Underlying Funds may invest in U.S. Government securities. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. Government securities owned by an Underlying Fund does not imply that the Underlying Fund’s shares are guaranteed or that the price of the Underlying Fund’s shares will not fluctuate. In addition, securities issued by Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. Government. If a U.S. Government agency or instrumentality in which an Underlying Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s NAV could fall.

Interest Rate Risk. An Underlying Fund’s NAV and total return will vary in response to changes in interest rates. If rates increase, the value of an Underlying Fund’s investments generally will decline, as will the Underlying Fund’s NAV. In typical interest rate environments, the prices of longer-term fixed income securities generally fluctuate more than the prices of shorter-term fixed income securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels.

Sovereign Obligation Risk. The Underlying Funds may invest in sovereign (i.e., foreign government) debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Funds may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. See also “Foreign Investing Risks” below.

Foreign Investing Risks

The Fund and the Underlying Funds may invest in foreign securities. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; social, political and economic instability; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s or Underlying Fund’s securities. These risks may be heightened in connection with investments in emerging or developing countries. To the extent that a Fund or Underlying Fund invests in depositary receipts, the Fund or Underlying Fund will be subject

Annual Report | July 31, 2021	71

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RiverNorth Opportunities Fund, Inc.	Regarding the Fund
July 31, 2021 (Unaudited)

to many of the same risks as when investing directly in foreign securities. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate, and some national economies continue to show profound instability, which may in turn affect their international trading partners.

Illiquid Securities Risks

The Underlying Funds may invest in illiquid securities. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within the time period deemed desirable by a fund. Illiquid securities also may be difficult to value.

Initial Public Offerings Risks

The Fund and the Underlying Funds may purchase securities in initial public offerings (“IPOs”). Because securities sold in an IPO frequently are volatile in price, the Fund or an Underlying Fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund’s portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. By selling shares, a fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs has added risks because the shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio.

The Fund’s IPO investments may be in IPOs of Underlying Funds. There is a significant risk that the shares of closed-end funds purchased in an IPO will trade at a price below their IPO price.

Investment and Market Risks

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the Underlying Funds owned by the Fund. The value of the Underlying Funds, like other market investments, may move up or down, sometimes rapidly and unpredictably. Overall stock market risks may also affect the NAV of the Fund or the Underlying Funds. Factors such as domestic and foreign economic growth and market conditions, interest rate levels and political events affect the securities markets. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Legislation, Policy and Regulatory Risks

At any time after the date of this annual report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Recent changes in the U.S. political landscape and changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. New or amended regulations may be imposed by the Commodity Futures Trading Commission (“CFTC”), the SEC, the Board of Governors of the Federal Reserve System or other financial regulators, other governmental regulatory authorities or

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self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self regulatory organizations.

Additionally, the U.S. presidential administration has expressed interest in altering the regulation of U.S. financial markets, including the amendment or repeal of certain regulations relating to the Fund, including, potentially pursuing amending or repealing the Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), revisions to various swaps and derivatives regulations, and changes to the authority of the Federal regulators, among others. The U.S. presidential administration has also instituted or proposed changes in trade policies that include the negotiation or termination of trade agreements, the imposition of higher tariffs on imports into the U.S., economic sanctions on individuals, corporations or countries, and other government regulations affecting trade between the U.S. and other countries that the Fund or its Underlying Funds invest. It is not possible to predict the actions that will be taken, if any, or, if taken, their effect on the economy, securities markets or the financial stability of the United States.

The U.S. presidential administration has also instituted or proposed changes in trade policies that include the negotiation or termination of trade agreements, the imposition of higher tariffs on imports into the U.S., economic sanctions on individuals, corporations or countries, and other government regulations affecting trade between the U.S. and other countries that the Fund or its Underlying Funds invest. The new tariffs and other changes in U.S. trade policy could trigger retaliatory actions by affected countries, and certain foreign governments have instituted or are considering imposing trade sanctions on certain U.S. goods. While the effect of such policies are not known, they may cause increased short and long term market volatility and may have adverse long- term effects on U.S. and world economies generally. It is not possible to predict the actions that will be taken, if any, or, if taken, their effect on the economy, securities markets or the financial stability of the United States or globally.

The Dodd-Frank Act and related regulatory developments requires the clearing and exchange- trading of many OTC derivative instruments that the CFTC and SEC defined as “swaps.” Mandatory exchange-trading and clearing occurs based on the type of market participant and CFTC determination of contracts for central clearing. The Adviser and Subadviser will continue to monitor these developments, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.

Management Risks

The Subadviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Subadviser’s judgment will produce the desired results. Similarly, the Fund’s investments in Underlying Funds are subject to the judgment of the Underlying Funds’ managers which may prove to be incorrect. In addition, the Subadviser will have limited information as to the portfolio holdings of the Underlying Funds at any given time. This may result in the

Annual Report | July 31, 2021	73

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RiverNorth Opportunities Fund, Inc.	Regarding the Fund
July 31, 2021 (Unaudited)

Subadviser having less ability to respond to changing market conditions. The Fund may allocate its assets so as to under-emphasize or over-emphasize ETFs or other investments under the wrong market conditions, in which case the Fund’s NAV may be adversely affected.

Market Disruption and Geopolitical Risks

The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund’s portfolio, as well as its ability to sell securities to meet redemptions. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the recent COVID-19 (the “Coronavirus”) outbreak, persists for an extended period of time. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations. The value of the Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

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RiverNorth Opportunities Fund, Inc.	Regarding the Fund
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Master Limited Partnerships Risks

The Underlying Funds may invest in MLPs. Investments in publicly traded MLPs, which are limited partnerships or limited liability companies taxable as partnerships, involve some risks that differ from an investment in the common stock of a corporation, including risks related to limited control and limited rights to vote on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, an Underlying Fund generally purchases publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. As compared to common stockholders of a corporation, holders of MLP common units have more limited control and limited rights to vote on matters affecting the partnership.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. MLP common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. An Underlying Fund may purchase MLP common units in market transactions. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to elect directors. In the event of liquidation, MLP common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

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MLPs may be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price. As a result, these investments may be difficult to dispose of at a fair price at the times when an Underlying Fund believes it is desirable to do so. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns, which may adversely impact the overall performance of the Fund or an Underlying Fund.

MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that those operating companies may lack or have limited operating histories. The success an Underlying Fund’s investments in an MLP will vary depending on the underlying industry represented by the MLP’s portfolio. Certain MLPs in which an Underlying Fund may invest depend upon their parent or sponsor entities for the majority of their revenues.

Certain MLPs in which an Underlying Fund may invest depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which an Underlying Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of those customers or suppliers could have a material adverse effect on an MLP’s results of operations and cash flow, and on its ability to make distributions to unit holders such as an Underlying Fund.

The benefit an Underlying Fund will derive from its investment in MLPs will be largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP generally has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by an Underlying Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to an Underlying Fund, likely causing a reduction in the value of the Common Shares.

Micro-, Small- and Medium-Sized Company Risks

The Underlying Funds may invest in securities without regard to market capitalization. Investments in securities of micro-, small-and medium-sized companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are typically more subject to changes in earnings and future earnings prospects. Small- and medium-sized companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, these companies often have limited product lines, services, markets or financial resources, or are dependent on a small management group. Since these stocks are not well-known to the investing public, do not have significant institutional ownership and are

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followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, small- and medium-sized companies’ performance can be more volatile and the companies face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. The risks are intensified for investments in micro-cap companies.

Options and Futures Risks

The Fund and the Underlying Funds may invest in options and futures contracts. The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund or an Underlying Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s or Underlying Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain over- the- counter options could have no markets. As a result, in certain markets, the Fund or an Underlying Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s or an Underlying Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund or an Underlying Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund or an Underlying Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund or Underlying Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund or an Underlying Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund’s or an Underlying Fund’s NAV to be subject to more frequent and wider fluctuation than would be the case if the Fund or Underlying Fund did not invest in options.

Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund or an Underlying Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. Such options may also be illiquid, and in such cases, the Fund or an Underlying Fund may have difficulty closing out its position. Banks, broker- dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund or an Underlying Fund may be unable to liquidate an over-the-counter option position.

The Fund may purchase put options. An Underlying Fund may purchase and sell call and put options with respect to specific securities, and may write and sell covered or uncovered call and put options. A call option gives the purchaser of the call option, in return for a premium paid, the right to buy the security underlying the option from the writer of the call option at a specified exercise price

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within a specified time frame. A put option gives the purchaser of the put option, in return for a premium paid, the right to sell the underlying security to the writer of the put option at a specified price within a specified time frame. A covered call option is a call option with respect to an underlying security that a fund owns. A covered put option is a put option with respect to which a fund has segregated cash or liquid securities to fulfill the obligation of the option. The purchaser of a put or call option runs the risk of losing the purchaser’s entire investment, paid as the premium, in a relatively short period of time if the option is not sold at a gain or cannot be exercised at a gain prior to expiration. In selling put options, there is a risk that the Underlying Fund may be required to buy the underlying security at a disadvantageous price above the market price. The un-covered writer of a call option is subject to a risk of loss if the price of the underlying security should increase, and the un-covered writer of a put option is subject to a risk of loss if the price of the underlying security should decrease. The Fund will not treat uncovered options as “senior securities” under the 1940 Act and instead, to address senior security concerns, will segregate cash or liquid securities to fulfill its obligation under the options.

The Fund may invest a significant portion of its total assets in Underlying Funds that write covered call options. To the extent that an Underlying Fund writes a covered call option, it forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the writer of the option, the Underlying Fund bears the market risk of an unfavorable change in the price of the security underlying a written option. As an Underlying Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of NAV erosion increases. To the extent an Underlying Fund experiences NAV erosion (which itself may have an indirect negative effect on the market price of interests in the Underlying Fund, the Underlying Fund will have a reduced asset base over which to write covered calls, which may eventually lead to reduced distributions to shareholders such as the Fund. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

To the extent that an Underlying Fund engages in selling options that trade in over-the-counter markets, the Underlying Fund may be subject to additional risks. Participants in these markets are typically not subject to the same credit evaluation and regulatory oversight as members of “exchange based” markets. By engaging in option transactions in these markets, an Underlying Fund may take credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which may subject an Underlying Fund to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement.

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The Fund or an Underlying Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside of the United States. Foreign markets may offer advantages, including trading opportunities or arbitrage possibilities, not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets, so that no common clearing facility exists and an investor may look only to the broker or counterparty for the performance of the contract. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

There can be no assurance that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day of a price beyond that limit or trading may be suspended for specified periods during the trading day.

The Fund or an Underlying Fund may purchase and sell single stock futures, stock index futures contracts, interest rate futures contracts, currency futures and other commodity futures. A stock index future obligates a fund to pay or receive an amount of cash based upon the value of a stock index at a specified date in the future, including the Standard & Poor’s 500 Composite Stock Price Index, NASDAQ High Technology Index or similar foreign indices. An interest rate futures contract obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specified price. A currency futures contract obligates a fund to purchase or sell an amount of a specific currency at a future date at a future price.

If the Fund or an Underlying Fund purchases an option and the price of the underlying stock fails to move in the expected direction, the Fund or Underlying Fund will lose most or all of the amount the fund paid for the option, plus commission costs. If an Underlying Fund writes (“sells”) an option and the price of the underlying stock fails to move in the expected direction, the Underlying Fund’s losses could easily exceed the proceeds it received when it wrote the options.

Private Debt Risk

The Fund may invest in debt issued by non-listed funds and BDCs (“Private Debt”). Private Debt often may be illiquid and is typically not listed on an exchange and traded less actively than similar securities issued by publically traded-vehicles. For certain Private Debt investments, trading may only be possible through the assistance of the broker who originally brought the security to the market and has a relationship with the issuer. Due to the limited trading market, independent pricing services may be unable to provide a price for Private Debt, and as such the fair value of the securities may be determined in good faith under procedures approved by the Board, which typically will include the use of one or more independent broker quotes.

Real Estate Investment Trust (“REIT”) Risks

The Underlying Funds may invest in equity and mortgage REITs. Equity REITs invest in real estate, and mortgage REITs invest in loans secured by real estate. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while

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mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemption from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. By investing in REITs directly or indirectly through the Underlying Funds, the Fund will indirectly bear its proportionate share of the expenses of the REITs. The expenses at the REIT level are not included in the Fund’s expense table as acquired fund fees and expenses.

Securities Lending Risks

The Underlying Funds may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when an Underlying Fund’s loans are concentrated with a single or limited number of borrowers. In addition, an Underlying Fund bears the risk of loss in connection with the investments of the cash collateral it receives from the borrower. To the extent that the value or return of an Underlying Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Underlying Fund may incur losses that exceed the amount it earned in lending the security.

Securities Risks

The value of the Fund or an Underlying Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Senior Loan Risks

The Underlying Funds may invest in senior secured floating rate and fixed-rate loans (“Senior Loans”). There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that an Underlying Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s NAV of the Common Shares.

The Underlying Funds may acquire or hold Senior Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans issued to highly leveraged borrowers or borrowers that have filed for bankruptcy protection. Borrowers may have outstanding

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debt obligations, including Senior Loans that are rated below investment grade. An Underlying Fund may invest a substantial portion of its assets in Senior Loans that are rated below investment grade or that are unrated at the time of purchase but are deemed by the Underlying Fund’s adviser’s to be of comparable quality. The values of Senior Loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the lenders ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. There is no assurance that an Underlying Fund will be able to recover any amount on Senior Loans of such borrowers or that sale of the collateral granted in connection with Senior Loans would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the bankruptcy court may not give lenders the full benefit of their senior position in the capital structure of the borrower.

LIBOR Risk

Certain Senior Loans may be based on floating rates, such as LIBOR. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR after 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. Prior to 2021, it is expected that market participants will focus on the transition mechanisms by which references to LIBOR in existing contracts or instruments may be amended. Nonetheless, the termination of LIBOR presents risks to an Underlying Fund. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The risks associated with the above factors, including decreased liquidity, are heightened with respect to investments in LIBOR-based products that do not include a fallback provision that addresses how interest rates will be determined if LIBOR stops being published. Even with some LIBOR-based instruments with fallback provisions providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the affected securities or payments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, when LIBOR is discontinued, the successor reference rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Short Sale Risks

The Fund and Underlying Funds may sell securities short. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs (such as interest and dividends), directly or indirectly through the investments in Underlying Funds, and may result in higher taxes, which reduce the Fund’s return.

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If a security sold short increases in price, a fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. With respect to a fund’s short positions, the Fund must borrow those securities to make delivery to the buyer. A fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. As a result, a fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, a fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A fund must normally repay to the lender an amount equal to any dividends or interest earned while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a fund is unable to borrow the same security for delivery. In that case, a fund would need to purchase a replacement security at the then current market price or “buy in” by paying the lender an amount equal to the costs of purchasing the security.

Until a fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, a fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover its short sale obligations. This may limit a fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

In addition, until a fund replaces a borrowed instrument, a fund may also be required to maintain short sale proceeds with the lending broker as collateral. Moreover, a fund will be required to make margin payments to the lender during the term of the borrowing if the value of the security it borrowed (and sold short) increases. Thus, short sales involve credit exposure to the broker that executes the short sales. In the event of the bankruptcy or other similar insolvency with respect to a broker with whom a fund has an open short position, a fund may be unable to recover, or delayed in recovering, any margin or other collateral held with or for the lending broker.

Because a fund’s loss on a short sale arises from increases in the value of the security sold short, the loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, which would exacerbate the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which a fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, a fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

By investing the proceeds received from selling securities short, the Fund is using a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will

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leverage its portfolio, or if it does, that the Fund’s leveraging strategy will be successful. The Fund also cannot guarantee that the use of leverage will produce a higher return on an investment.

Special Purpose Acquisition Companies Risks

The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs are generally publicly traded companies that raise funds through an initial public offering (“IPO”) for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition or merger that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses. Accordingly, any rights or warrants issued by the SPAC will expire worthless. Certain private Investments in SPACs may be illiquid and/or be subject to restrictions on resale. Additionally, the Fund may acquire certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”), which may be subject to forfeiture or expire worthless and which typically have more limited liquidity than SPAC shares issued in an IPO. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Structured Notes Risks

The Underlying Funds may invest in structured notes. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, because the performance of structured notes tracks the performance of the underlying debt obligation, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall. To the extent that an Underlying Fund invests in structured notes, the Underlying Fund may be more volatile than other funds that do not invest in structured notes. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If an Underlying Fund sells the structured notes prior to maturity, it may suffer a loss of principal. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, a fund would receive shares of stock at a depressed price. To the extent that a structured note is not principal-protected through an insurance feature, the note’s principal will not be protected. In the case of a decrease in the value of the underlying asset, an Underlying Fund would receive shares at a value less than the original amount invested; while an increase in the value of an underlying asset will not increase the return on the note.

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Swap Risks

The Fund and the Underlying Funds may enter into interest rate, index, total return and currency swap agreements. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on an agreed-upon underlying asset or investment over the term of the swap. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Subadviser or an Underlying Fund’s investment adviser is incorrect in its forecasts of default risks, market spreads, liquidity or other applicable factors or events, the investment performance of the Fund or Underlying Fund would diminish compared with what it would have been if these techniques were not used. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

There are risks in the use of swaps. Swaps could result in losses if interest or foreign currency exchange rates or credit quality changes are not correctly anticipated. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Total return swaps involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. To the extent the Fund or an Underlying Fund enters into a total return swap on equity securities, the Fund or the Underlying Fund will receive the positive performance of a notional amount of such securities underlying the total return swap. In exchange, the Fund or the Underlying Fund will be obligated to pay the negative performance of such notional amount of securities. Therefore, the Fund or the Underlying Fund assumes the risk of a substantial decrease in the market value of the equity securities. The use of swaps may not always be successful; using them could lower fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the fund’s investment at a reasonable price, which could turn an expected gain into a loss.

Currently, certain categories of interest rate swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally expected to be lower than for uncleared over-the-counter derivative transactions as each party to a transaction looks only to the central clearing house for performance of obligations under the transaction. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the fund or that the fund’s use of swaps will be advantageous.

Underlying Fund Risks

The Fund will invest in Underlying Funds such as other closed-end funds and ETFs. The expenses of the Fund will generally be higher than the direct expenses of other fund shares. The Fund will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund may also incur brokerage costs when it

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July 31, 2021 (Unaudited)

purchases shares of Underlying Funds. Furthermore, investments in Underlying Funds could affect the timing, amount and character of distributions to Common Stockholders and therefore may increase the amount of taxes payable by investors in the Fund. The value of your investment in the Fund will go up and down with the prices of Underlying Fund shares (and other securities) in which the Fund invests. Similarly, the value of the Fund’s investments in Underlying Funds will go up and down with the prices of the securities in which the Underlying Funds invest.

There is also the risk that the Fund may suffer losses due to the investment practices or operations of the Underlying Funds. To the extent that the Fund invests in one or more Underlying Funds that concentrate in a particular industry, the Fund would be vulnerable to factors affecting that industry and the concentrating Underlying Funds’ performance, and that of the Fund, may be more volatile than Underlying Funds that do not concentrate.

As the Fund will invest at least 80% of its Managed Assets in Underlying Funds, the Fund’s performance will depend to a greater extent on the overall performance of closed-end funds, ETFs, BDCs and SPACs generally, in addition to the performance of the specific Underlying Funds (and other assets) in which the Fund invests. The use of leverage by Underlying Funds magnifies gains and losses on amounts invested and increases the risks associated with investing in Underlying Funds. Further, the Underlying Funds are not subject to the Fund’s investment policies and restrictions. The Fund generally receives information regarding the portfolio holdings of Underlying Funds only when that information is made available to the public. The Fund cannot dictate how the Underlying Funds invest their assets. The Underlying Funds may invest their assets in securities and other instruments, and may use investment techniques and strategies, that are not described in this disclosure. Common Stockholders will bear two layers of fees and expenses with respect to the Fund’s investments in Underlying Funds because each of the Fund and the Underlying Fund will charge fees and incur separate expenses. In addition, subject to applicable 1940 Act limitations, the Underlying Funds themselves may purchase securities issued by registered and unregistered funds (e.g., common stock, preferred stock, auction rate preferred stock), and those investments would be subject to the risks associated with Underlying Funds and unregistered funds (including a third layer of fees and expenses, i.e., the Underlying Fund will indirectly bear fees and expenses charged by the funds in which the Underlying Fund invests, in addition to the Underlying Fund’s own fees and expenses). An Underlying Fund with positive performance may indirectly receive a performance fee from the Fund, even when the Fund’s overall returns are negative. Additionally, the Fund’s investment in an Underlying Fund may result in the Fund’s receipt of cash in excess of the Underlying Fund’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV and closed-end funds may not be able to outperform their benchmarks. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the Fund’s NAV. The Fund’s investment in the Common Shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more

Annual Report | July 31, 2021	85

Summary of Updated Information
RiverNorth Opportunities Fund, Inc.	Regarding the Fund
July 31, 2021 (Unaudited)

volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

The Fund may invest in BDCs. BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

The 1940 Act imposes certain constraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies in which a BDC may invest and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. With respect to investments in debt instruments, there is a risk that the issuers of such instruments may default on their payments or declare bankruptcy. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. These investments are commonly referred to as “junk bonds” and have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal. Although lower grade securities are potentially higher yielding, they are also characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities. Certain BDCs may also be difficult to value since many of the assets of BDCs do not have readily ascertainable market values.

Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage ratio of total assets to total senior securities equals at least 200% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.

Index-based ETFs (and other index funds) in which the Fund may invest may not be able to replicate exactly the performance of the indices they track or benchmark because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a

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Summary of Updated Information
RiverNorth Opportunities Fund, Inc.	Regarding the Fund
July 31, 2021 (Unaudited)

seller and the “bid” price offered by a buyer. While the creation/redemption feature is designed to make it likely that ETF shares normally will trade close to their NAVs, market prices are not expected to correlate exactly to the shares’ NAVs due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for an ETF’s shares (including through a trading halt) may result in market prices that differ significantly from its NAV or to the intraday value of the ETF’s holdings. An active trading market for shares of an ETF may not develop or be maintained. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. During such times, the ETF’s shares may trade at a wider than normal discount or premium and may possibly face trading halts. Additionally, the underlying securities of an ETF may be traded outside of a collateralized settlement system, such as the National Securities Clearing Corporation, a clearing agency that is registered with the SEC. There are a limited number of financial institutional that may act as authorized participants that pose collateral for certain trades on an agency basis. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Additionally, in stressed market conditions, the market for ETF shares may become less liquid in response to deteriorating liquidity in the markets for such ETF’s underlying portfolio holdings, this may cause the shares of the ETF to trade at a wider than normal discount or premium. Furthermore, purchases and redemptions of creation units primarily in cash rather than in-kind may cause an ETF to incur certain costs, such as brokerage costs, taxable gains or other losses that it may not have incurred with an in-kind purchase or redemption. These costs may be borne by the ETF and decrease the ETF’s NAV to the extent they are not offset by a transaction fee payable by an authorized participant.

In addition, index-based ETFs (and other index funds) will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by these investments may, from time to time, temporarily be unavailable, which may further impede the ability of the index-based ETFs and other index funds to track their applicable indices. Underlying Funds may not be able to match or outperform their respective benchmarks. With sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. The Fund may also invest in actively managed ETFs that are subject to management risk as the ETF’s investment adviser will apply certain investment techniques and risk analyses in making investment decisions. There can be no guarantee that these will produce the desired results.

Certain of the Underlying Funds in which the Fund will invest may be taxed as regulated investment companies under Subchapter M of the Code. To qualify and remain eligible for the special tax treatment accorded to regulated investment companies and their shareholders, such Underlying Funds must meet certain source-of-income, asset diversification and annual distribution requirements. If an Underlying Fund in which the Fund invests fails to qualify as a regulated investment company, such Underlying Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by an Underlying Fund could

Annual Report | July 31, 2021	87

Summary of Updated Information
RiverNorth Opportunities Fund, Inc.	Regarding the Fund
July 31, 2021 (Unaudited)

substantially reduce the Underlying Fund’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment.

The Fund’s investments in Underlying Funds may be limited by provisions of the 1940 Act, which generally limit the amount the Fund and its affiliates can invest in any one Underlying Fund to 3% of the Underlying Fund’s outstanding voting stock. As a result, the Fund may hold a smaller position in an Underlying Fund than if it were not subject to this restriction. In addition, to comply with provisions of the 1940 Act, in any matter upon which Underlying Fund stockholders are solicited to vote, the Subadviser may be required to vote Underlying Fund shares in the same proportion as shares held by other stockholders of the Underlying Fund. However, pursuant to exemptive orders issued by the SEC to various ETF sponsors, the Fund is permitted to invest in such Underlying Funds in excess of the limits set forth in the 1940 Act subject to certain terms and conditions set forth in such exemptive orders.

Warrant Risks

The Fund and the Underlying Funds may invest in warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Investment Restrictions

Except as otherwise indicated, the Fund’s investment policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance the Fund’s investment objective will be met.

Any investment restrictions herein that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

As a matter of fundamental policy, the Fund will not:

(1)	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)

concentrate its investments in a particular industry or group of industries (as the term “concentrate” is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time), except to the extent that Underlying Funds in which the Fund invests concentrate their investments in a particular industry or group of industries;

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Summary of Updated Information
RiverNorth Opportunities Fund, Inc.	Regarding the Fund
July 31, 2021 (Unaudited)

(4)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)

purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)

purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, future contracts and related options thereon, forward contracts, swaps, caps, floors collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

(7)

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (except obligations of the United States Government and its instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer; or

(8)	make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Portfolio Manager Information

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers or background.

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders.

Annual Report | July 31, 2021	89

RiverNorth Opportunities Fund, Inc.	Data Privacy Policies and Procedures

FACTS	WHAT DOES RIVERNORTH OPPORTUNITIES FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Assets ● Retirement Assets ● Transaction History ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions ● Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons RiverNorth Opportunities Fund chooses to share; and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION		DOES RIVERNORTH OPPORTUNITIES INCOME FUND SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes – to offer our products and services to you		No	We don’t share
For joint marketing with other financial companies		No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences		No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness		No	We don’t share
For nonaffiliates to market to you		No	We don’t share
QUESTIONS?	Call 1-855-838-9485

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RiverNorth Opportunities Fund, Inc.	Data Privacy Policies and Procedures

WHO WE ARE
Who is providing this notice?	RiverNorth Opportunities Fund
WHAT WE DO
How does RiverNorth Opportunities Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does RiverNorth Opportunities Fund collect my personal information?	We collect your personal information, for example, when you
	●	Open an account
	●	Provide account information
	●	Give us your contact information
	●	Make deposits or withdrawals from your account
	●	Make a wire transfer
	●	Tell us where to send the money
	●	Tells us who receives the money
	●	Show your government-issued ID
	●	Show your driver’s license
We also collect your personal information from other companies.
Federal law gives you the right to limit only:
	●	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
Why can’t I limit all sharing?	●	Affiliates from using your information to market to you
	●	Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	●	RiverNorth Opportunities Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	●	RiverNorth Opportunities Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	●	RiverNorth Opportunities Fund does not jointly market.

Annual Report | July 31, 2021	91

RiverNorth Capital Management, LLC	ALPS Advisors, Inc.
325 N. LaSalle Street, Suite 645	1290 Broadway, Suite 1000
Chicago, IL 60654	Denver, CO 80203

Secondary market support provided to the Fund by ALPS Advisors Inc.’s affiliate, ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

(b) Not applicable.

Item 2.	Code of Ethics.

(a)

The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated J. Wayne Hutchens as the Registrant’s “audit committee financial expert.” Mr. Hutchens is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: For the registrant’s fiscal years ended July 21, 2020 and July 31, 2021, the aggregate fees billed for professional services rendered by Cohen & Company, Ltd. (“Cohen”) for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $20,000 and $20,000, respectively.

(b)

Audit-Related Fees: For the registrant’s fiscal years ended July 31, 2020 and July 31, 2021, the aggregate fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)

Tax Fees: For the registrant’s fiscal years ended July 31, 2020 and July 31, 2021, the aggregate fees billed for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $5,200 and $5,200, respectively. These fees are comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)

All Other Fees: For the registrant’s fiscal years ended July 31, 2020 and July 31, 2021, the aggregate fees billed for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item was $14,550 and $4,000, respectively.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended July 31, 2020 and July 31, 2021 were $0 and $0, respectively. For the fiscal years ended July 31, 2020 and July 31, 2021, Cohen did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

J. Wayne Hutchens, Chairman

John K. Carter

John S. Oakes

David M. Swanson

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 13(c), is a copy of the policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers

As of the date of this report

Name	Position(s) Held With Registrant and Length of Time Served	Principal Occupation During Past 5 Years
Patrick W. Galley, CFA	Director and Portfolio Manager (since inception)

Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present); Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (since 2010) and Board of Directors RiverNorth Holdings, Co. (since 2010).

Stephen O’Neill, CFA	Portfolio Manager (since inception)	Portfolio Manager, RiverNorth Capital Management (since 2007).

Patrick W. Galley, CFA

Mr. Galley is the Fund’s co-portfolio manager. Mr. Galley is the Chief Investment Officer for the Subadviser. Mr. Galley heads the firm’s research and investment team and oversees all portfolio management activities at RiverNorth Capital Management, LLC (the “Subadviser”). Mr. Galley also serves as the President and Chairman of RiverNorth Funds. Prior to joining the Subadviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA

Mr. O’Neill is the Fund’s other co-portfolio manager. Mr. O’Neill is a Portfolio Manager for the Subadviser. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes. Prior to joining the Subadviser in 2007, he was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in finance and a minor in economics. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

(a)(2)	As of July 31, 2021, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Patrick W. Galley, CFA	12 $4.32B	0 $0	4 $826m	4 $826m	3 $59m	2 $30m
Stephen O’Neill, CFA	11 $4.21B	0 $0	4 $826m	4 $826m	3 $59m	2 $30m

(a)(3)	Compensation of Portfolio Managers and Material Conflicts of Interest

Mr. Galley’s and Mr. O’Neill’s total compensation which is paid by the Subadviser (and not the Fund) includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The amounts paid to Mr. Galley and Mr. O’Neill are based on a percentage of the fees earned by the Subadviser from managing the Fund and other investment accounts. The performance bonus reflects individual performance and the performance of the Subadviser’s business as a whole. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of the Subadviser.

(a)(4)	Dollar Range of Securities Owned as of July 31, 2021.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Patrick W. Galley, CFA	Over $1,000,000
Stephen O’Neill, CFA	$500,001 - $1,000,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable, due to no such purchases occurring during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(c)	The Proxy Voting Policies and Procedures are attached hereto.

(d)	Consent of the Independent Registered Public Accounting Firm is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIVERNORTH OPPORTUNITIES FUND, INC.

By:	/s/ Kathryn A. Burns
Kathryn A. Burns
President (Principal Executive Officer)

Date:	October 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kathryn A. Burns
Kathryn A. Burns
President (Principal Executive Officer)

Date:	October 8, 2021

By:	/s/ Robert McClure
Robert McClure
Treasurer (Principal Financial Officer)

Date:	October 8, 2021